EXHIBIT 99.2

Supplemental information provided by Regency Centers.

WHOLE FOODS
MARKET

BELMONT CHASE

Belmont Chase | *Ashburn, VA*

Quarterly Supplemental

4th Quarter 2016

Investor Relations
irinfo@RegencyCenters.com
One Independent Drive, Suite 114
Jacksonville, FL 32202
904 598 7000
RegencyCenters.com

At Regency Centers, we have lived our values
for 50 years by executing and successfully
meeting our commitments to our people, our
customers, and our communities. We hold
ourselves to that high standard every day.
Our exceptional culture will set us apart
for the next 50 years through our unending
dedication to these beliefs:

We are our people.
We believe our people are our most
fundamental asset - the best professionals
in the business who bring our culture to life.
We are the company you want to work for and
the people you want to do business with.

We work together to sustain
superior results.
We believe that, by partnering with each other
and with our customers, our talented team
will sustain superior results over the long
term. We believe that when you are passionate
about what you are doing and who you are
working with in a results-oriented, family
atmosphere, you do it better.

We provide exceptional service
to our customers.
We believe in putting our customers first.
This starts by owning, operating, and
developing dominant shopping centers
that are exceptionally merchandised and
maintained and most preferred by the
neighborhoods and communities where our
best-in-class retailers will thrive.

We add value.
We believe in creating value from every
transaction. We realize the critical importance
of executing, performing and delivering on our
commitments.

We perform for our investors.
We believe that the capital that our investors
have entrusted to us is precious. We are
open and transparent. We are committed
to enhancing the investments of our
shareholders, bond and mortgage holders,
lenders, and co-investment partners.

We connect to our communities.
We believe in contributing to the betterment
of our communities. We strive to develop
and operate thriving shopping centers that
are connected to our neighborhoods. We are
continuously reducing our environmental
impact through our greengenuity® program.

We do what is right.
We believe in unwavering standards of
honesty and integrity. Since 1963, our
Company has built its reputation by
maintaining the highest ethical principles.
You will find differentiation in our character –
we do what is right and you can take us at
our word.

We are the industry leader.
We believe that through dedication to
excellence, innovation, and ongoing process
improvements, and by remaining focused on
our core values, we will continue to be the
industry leader in a highly competitive and
ever-changing market.

Our Mission is to enhance our standing as the preeminent national shopping center company through the first-rate performance of our exceptionally merchandised portfolio of dominant grocery-anchored shopping centers, the value-added service from the best team of professionals in the business to our top-performing retailers, and profitable growth and development.

Table of Contents
March 31, 2017

Non-GAAP Disclosures..............................................................................................................................................	1

Earnings Press Release................................................................................................................................................	3

Summary Information:

Summary Financial Information..................................................................................................................................	10

Summary Real Estate Information..............................................................................................................................	11

Financial Information:

Consolidated Balance Sheets.......................................................................................................................................	13

Consolidated Statements of Operations.......................................................................................................................	14

Supplemental Details of Operations............................................................................................................................	15

Supplemental Details of Assets and Liabilities (Real Estate Partnerships Only)........................................................	16

Supplemental Details of Operations (Real Estate Partnerships Only)........................................................................	17

Supplemental Details of Same Property NOI and Capital Expenditures (Pro-Rata)..................................................	18

Reconciliations of Non-GAAP Financial Measures....................................................................................................	20

Summary of Consolidated Debt .................................................................................................................................	21

Summary of Debt Covenants and Leverage Ratios.....................................................................................................	24

Summary of Unconsolidated Debt..............................................................................................................................	25

Summary of Preferred Stock.......................................................................................................................................	26

Investment Activity:

Property Transactions..................................................................................................................................................	27

Summary of Development, Redevelopment, and Land Held......................................................................................	28

Co-investment Partnerships:

Unconsolidated Investments........................................................................................................................................	30

Real Estate Information:

Leasing Statistics.........................................................................................................................................................	32

Average Base Rent by CBSA......................................................................................................................................	33

Significant Tenant Rents..............................................................................................................................................	34

Tenant Lease Expiration..............................................................................................................................................	35

Portfolio Summary Report by State............................................................................................................................	36

Forward-Looking Information:

Earnings and Valuation Guidance................................................................................................................................	50

Reconciliation of NAREIT FFO and Core FFO Guidance to Net Income................................................................	51

Glossary of Terms........................................................................................................................................................	51

Non-GAAP Disclosures
March 31, 2017

We use certain non-GAAP performance measures, in addition to the required GAAP presentations, as we believe these measures improve the understanding of the Company's operational results. We manage our entire real estate portfolio without regard to ownership structure, although certain decisions impacting properties owned through partnerships require partner approval. Therefore, we believe presenting our pro-rata share of operating results regardless of ownership structure, along with other non-GAAP measures, makes comparisons of other REITs' operating results to the Company's more meaningful. We continually evaluate the usefulness, relevance, limitations, and calculation of our reported non-GAAP performance measures to determine how best to provide relevant information to the public, and thus such reported measures could change.

The pro-rata information provided is not, and is not intended to be, presented in accordance with GAAP. The pro- rata supplemental details of assets and liabilities and supplemental details of operations reflect our proportionate economic ownership of the assets, liabilities and operating results of the properties in our portfolio, regardless of ownership structure.

•	The items labeled as "Consolidated" are prepared on a basis consistent with the Company's consolidated financial statements as filed with the SEC on the most recent Form 10-Q or 10-K, as applicable.

•
The columns labeled "Share of JVs" represent our ownership interest in our unconsolidated (equity method) investments in real estate partnerships, and was derived on a partnership by partnership basis by applying to each financial statement line item our ownership percentage interest used to arrive at our share of investments in real estate partnerships and equity in income or loss of investments in real estate partnerships during the period when applying the equity method of accounting to each of our unconsolidated co-investment partnerships.

•
A similar calculation was performed for the amounts in columns labeled ''Noncontrolling Interests”, which represent the limited partners’ interests in consolidated partnerships attributable to each financial statement line item.

We do not control the unconsolidated investment partnerships, and the presentations of the assets and liabilities and revenues and expenses do not necessarily represent our legal claim to such items. The partners are entitled to profit or loss allocations and distributions of cash flows according to the operating agreements, which provide for such allocations according to their invested capital. Our share of invested capital establishes the ownership interest we use to prepare our pro-rata share.

The presentation of pro-rata financial information has limitations as an analytical tool. Some of these limitations include, but are not limited to the following:

•
The amounts shown on the individual line items were derived by applying our overall economic ownership interest percentage determined when applying the equity method of accounting or allocating noncontrolling interests, and do not necessarily represent our legal claim to the assets and liabilities, or the revenues and expenses; and

•	Other companies in our industry may calculate their pro-rata interest differently, limiting the usefulness as a comparative measure.

Because of these limitations, the supplemental details of assets and liabilities and supplemental details of operations should not be considered independently or as a substitute for our financial statements as reported under GAAP. We compensate for these limitations by relying primarily on our GAAP results and using the pro-rata details as a supplement.

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The following non-GAAP measures, as defined in the Glossary of Terms, are commonly used by management and the investing public to understand and evaluate our operating results and performance:

•
Net Operating Income (NOI): The Company believes NOI provides useful information to investors to measure the operating performance of its portfolio properties. The Company provides a reconciliation of GAAP Income (Loss) from Operations to pro-rata NOI.

•
Same Property NOI: The Company provides disclosure of NOI on a same property basis because it believes the measure provides investors with additional information regarding the operating performances of comparable assets. Same Property NOI excludes all development, non-same property and corporate level revenue and expenses. For purposes of evaluating same property NOI on a comparative basis, and in light of the merger with Equity One on March 1, 2017, we are presenting our same property NOI on a pro forma basis as if the merger had occurred January 1, 2016. This perspective allows us to evaluate same property NOI growth over a comparable period. The pro forma same property NOI is not necessarily indicative of what the actual same property NOI and growth would have been if the merger had occurred as of the earliest period presented, nor does it purport to represent the same property NOI and growth for future periods. The Company provides a reconciliation of GAAP Income (Loss) from Operations to pro-rata Same Property NOI.

•
NAREIT Funds From Operations (NAREIT FFO): The Company believes NAREIT FFO provides a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition and development activities, and financing costs. The Company provides a reconciliation of Net Income (Loss) Attributable to Common Stockholders to NAREIT FFO.

•
Core Funds From Operations (Core FFO): The Company believes Core FFO, which excludes certain non-cash and non-comparable items from the computation of NAREIT FFO that affect the Company's period-over-period performance, is useful to investors because it is more reflective of the core operating performance of its portfolio of properties. The Company provides a reconciliation of NAREIT FFO to Core FFO.

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Regency Centers Reports First Quarter 2017 Results

JACKSONVILLE, FL. (May 9, 2017) - Regency Centers Corporation (“Regency” or the “Company”) today reported financial and operating results for the period ended March 31, 2017.

First Quarter 2017 Highlights

•	Completed the previously announced merger with Equity One on March 1, 2017.

•	Same property Net Operating Income (“NOI”), net of termination fees, increased 3.7% as compared to the same period in the prior year for the newly combined portfolio.

•	As of March 31, 2017, the total portfolio was 95.3% leased while the same property portfolio was 96.0% leased.

•	Executed 1.1 million square feet of new and renewal leases on a comparable basis, resulting in 8.2% blended rent spreads.

•	Started two ground-up development projects representing a total investment of $61 million.

•	As of March 31, 2017, a total of 30 projects were in the process of development or redevelopment representing a combined investment of $515 million.

•	Completed the sale of two tranches of senior unsecured notes: $350 million 3.6% notes due 2027 and $300 million 4.4% notes due 2047.

•	On March 2, 2017, after the close of trading, Regency was added to the benchmark S&P 500 Index.

•	Quarterly common stock dividend increased to $0.53 per share.

“This was an exciting quarter for Regency. We completed the merger with Equity One and are making tremendous progress with the integration of the portfolio into Regency’s platform. The merger further establishes Regency as the preeminent owner and developer of high-quality, grocery anchored neighborhood and community centers,” said Martin E. “Hap” Stein, Jr., Chairman and Chief Executive Officer. “Our centers are more than 95% leased and same property NOI grew at 3.7%, further building on our previous 5 straight years of 3.5% or greater NOI growth. We continue to benefit from healthy tenant demand for our best-in-class portfolio located in affluent suburban and near urban in-fill trade areas in the country’s most desirable gateway, 18+ hour, and growth markets. Our industry leading development platform continues to provide expanded growth opportunities as evidenced by our development starts during the quarter with a total investment of approximately $61 million. And our fortress balance sheet is as strong as ever providing us with superior flexibility, supporting our growth and positioning Regency to create long term shareholder value.”

Financial Results

Regency reported a Net Loss Attributable to Common Stockholders (“Net Loss”) for the first quarter of $33.2 million, or $0.26 per diluted share, compared to Net Income Attributable to Common Stockholders of $47.9 million, or $0.49 per diluted share, for the same period in 2016. The Net Loss for the first quarter includes one-time merger related costs of $69.7 million, or $0.55 per share.

The Company reported NAREIT Funds From Operations (“NAREIT FFO”) for the first quarter of $34.2 million, or $0.27 per diluted share. Excluding the one-time merger related costs of $69.7 million, NAREIT FFO for

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the first quarter was $103.9 million, or $0.82 per diluted share, compared to $84.4 million, or $0.86 per diluted share, for the same period in 2016.

Core Funds From Operations (“Core FFO”) for the first quarter was $114.3 million, or $0.90 per diluted share, compared to $78.8 million, or $0.80 per diluted share, for the same period in 2016.

Operating Results

First quarter same property NOI, excluding termination fees, increased 3.7% compared to the same period in 2016. This growth included a 60 basis point positive impact from redevelopments. Please note that same property NOI is presented on a pro forma basis and metrics are determined as if those properties for the combined company were owned and meet the definition of same property for the full calendar years of 2016 and 2017.

As of March 31, 2017, Regency’s wholly owned portfolio plus its pro-rata share of co-investment partnerships was 95.3% leased, and same property percent leased was 96.0%. Within the same property portfolio, spaces less than 10,000 square feet (“Small Shops”) were 91.7% leased, which reflects the combination of the Regency and Equity One portfolios following the merger. For the combined portfolio, same property percent leased was flat sequentially and down 20 basis points from the same period in 2016. The change in Small Shops percent leased for the combined portfolio was down 10 basis points sequentially and up 70 basis points from the same period in 2016.

Regency executed 1.1 million square feet of comparable new and renewal leases during the quarter at blended rent spreads of 8.2%. Rent spreads on new and renewal leases were 0.2% and 10.0%, respectively. New rent spreads during the quarter were impacted by one anchor lease in a shopping center targeted for sale. Excluding this lease, new rent spreads during the quarter were 10.3% and when blended with renewal leasing activity, total rent spreads were 10.0%.

Investments

Property Transactions

During the quarter, the Company sold one co-investment property, for a total gross sales price of $21.0 million. Regency’s share of the gross sales price was $4.2 million.

Developments and Redevelopments

During the quarter, the Company started the development of two projects with combined estimated net development costs totaling $61.0 million. The first, The Field at Commonwealth, is a 187,000 square foot center located in the Washington D.C. metro area. With estimated net development costs of $44.6 million, The Field at Commonwealth will be anchored by Wegmans and will benefit from impressive 3-mile demographics, including average household incomes of $140,000 and a daytime population of more than 120,000 people. The second development start, Pinecrest Place, is a 70,000 square foot center located within a dense infill submarket of Miami. Anchored by Whole Foods Market, Pinecrest Place has estimated net development costs of $16.4 million and will be bolstered by substantial purchasing power within a 3-mile radius resulting from average household incomes of $130,000 and a population of 100,000 people.

At quarter end, the Company had 30 projects in development or redevelopment with combined, estimated costs of $515 million. In-process projects were a combined 46% funded and 84% leased and committed.

Balance Sheet

Debt Offering

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During the quarter and as previously disclosed, on January 26, 2017, Regency completed the sale of two tranches of senior unsecured notes: $350 million 3.6% notes due 2027 (the “2027 Notes”) and $300 million 4.4% notes due 2047 (the “2047 Notes”). Interest on both tranches is payable semiannually on February 1st and August 1st of each year, with the first payment on August 1, 2017.

Preferred Redemption

During the quarter and as previously disclosed, Regency redeemed all of the issued and outstanding 6.625% series 6 cumulative redeemable preferred shares (the “Preferred Stock”). The 10,000,000 shares of Preferred Stock were redeemed on February 16, 2017 (the “Redemption Date”). The redemption price for the Preferred Stock was $25.21163 per share, which is equal to $25.00 plus accrued and unpaid dividends to, but excluding, the Redemption Date. The aggregate amount paid to redeem the Preferred Stock was $252 million.

2017 Guidance

The Company has updated its 2017 earnings guidance, which now reflects the impacts anticipated as a result of the merger. These changes are summarized below. Please refer to the Company’s first quarter 2017 supplemental information package for a complete list of updates.

Full Year 2017 Guidance
	Previous Guidance	Updated Guidance
Net Income Attributable to Common Stockholders per diluted share	$1.34 - $1.40	$0.67 - $0.77
NAREIT FFO per diluted share	$3.33 - 3.39	$3.00 - $3.10
Core FFO per diluted share	$3.44 - $3.50	$3.60 - $3.68
Same property NOI growth without termination fees (pro-rata)	3.0% - 3.8%	3.2% - 4.0%

Dividend

On April 26, 2017, Regency’s Board of Directors declared a quarterly cash dividend on the Company’s common stock of $0.53 per share. The dividend is payable on May 31, 2017 to shareholders of record as of May 22, 2017. The quarterly dividend of $0.53 per share, or $2.12 on an annualized basis, has increased from $2.00 in 2016.

Conference Call Information

To discuss Regency’s first quarter results, the Company will host a conference call on Wednesday, May 10, 2017 at 11:00 a.m. ET. Dial-in and webcast information is listed below.

First Quarter Conference Call
Date:	Wednesday, May 10, 2017
Time:	11:00 a.m. ET
Dial#:	877-407-0789 or 201-689-8562
Webcast:	www.regencycenters.com under Investor Relations
Replay

Webcast Archive:     Investor Relations page under Webcasts

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Non-GAAP Disclosure

The Company uses certain non-GAAP performance measures, in addition to the required GAAP presentations, as it believes these measures improve the understanding of the Company's operational results. Regency manages its entire real estate portfolio without regard to ownership structure, although certain decisions impacting properties owned through partnerships require partner approval. Therefore, the Company believes presenting its pro-rata share of operating results regardless of ownership structure, along with other non-GAAP measures, makes comparisons of other REITs' operating results to the Company's more meaningful. Management continually evaluates the usefulness, relevance, limitations, and calculation of the Company’s reported non-GAAP performance measures to determine how best to provide relevant information to the public, and thus such reported measures could change.

NAREIT FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts (“NAREIT”) defines as net income, computed in accordance with GAAP, excluding gains and losses from dispositions of depreciable property, net of tax, excluding operating real estate impairments, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Regency computes NAREIT FFO for all periods presented in accordance with NAREIT's definition. Many companies use different depreciable lives and methods, and real estate values historically fluctuate with market conditions. Since NAREIT FFO excludes depreciation and amortization and gains and losses from depreciable property dispositions, and impairments, it can provide a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition and development activities, and financing costs. This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP. Thus, NAREIT FFO is a supplemental non-GAAP financial measure of the Company's operating performance, which does not represent cash generated from operating activities in accordance with GAAP and therefore, should not be considered a substitute measure of cash flows from operations. Core FFO is an additional performance measure used by Regency as the computation of NAREIT FFO includes certain non-cash and non-comparable items that affect the Company's period-over-period performance. Core FFO excludes from NAREIT FFO, but is not limited to: (a) transaction related gains, income or expense; (b) impairments on land; (c) gains or losses from the early extinguishment of debt; and (d) other non-core amounts as they occur. The Company provides a reconciliation of NAREIT FFO to Core FFO.

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Reconciliation of Net Income (Loss) Attributable to Common Stockholders to NAREIT FFO and Core FFO - Actual (in thousands)

For the Periods Ended March 31, 2017 and 2016	Three Months Ended		Year to Date
	2017	2016	2017	2016
Net Income (Loss) Attributable to Common Stockholders	$(33,223)	47,877	$(33,223)	47,877
Adjustments to reconcile to NAREIT Funds From Operations(1):
Depreciation and amortization (excluding FF&E)	67,444	47,415	67,444	47,415
Provision for impairment to operating properties	—	659	—	659
Gain on sale of operating properties	(12)	(11,640)	(12)	(11,640)
Exchangeable operating partnership units	(19)	85	(19)	85
NAREIT Funds From Operations	$34,190	84,396	$34,190	84,396

NAREIT Funds From Operations	$34,190	84,396	34,190	84,396
Adjustments to reconcile to Core Funds From Operations(1):
Acquisition pursuit and closing costs	27	757	27	757
Development pursuit costs	393	225	393	225
Gain on sale of land	(404)	(7,110)	(404)	(7,110)
Provision for impairment to land	—	512	—	512
(Gain) loss on derivative instruments and hedge ineffectiveness	(8)	3	(8)	3
Merger related costs	69,732	—	69,732	—
Merger related debt offering interest	975	—	975	—
Preferred redemption costs	$9,368	—	$9,368	—
Core Funds From Operations	$114,273	78,783	$114,273	78,783

Weighted Average Shares For Diluted Earnings per Share	126,649	97,891	126,649	97,891
Weighted Average Shares For Diluted FFO and Core FFO per Share	127,051	98,045	127,051	98,045

(1) Includes pro-rata share of unconsolidated co-investment partnerships, net of pro-rata share attributable to noncontrolling interests.

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Same property NOI is a key non-GAAP measure used by management in evaluating the operating performance of Regency’s properties. The Company provides a reconciliation of income from operations to pro-rata same property NOI.

Reconciliation of Income (Loss) from Operations to Pro-Rata Same Property NOI - Actual (in thousands)

For the Periods Ended March 31, 2017 and 2016	Three Months Ended		Year to Date
	2017	2016	2017	2016
Income (Loss) from operations	$(21,130)	40,709	$(21,130)	40,709
Less:
Management, transaction, and other fees	(6,706)	(6,764)	(6,706)	(6,764)
Other (2)	(8,196)	(3,913)	(8,196)	(3,913)
Plus:
Depreciation and amortization	60,053	38,716	60,053	38,716
General and administrative	17,673	16,299	17,673	16,299
Other operating expense, excluding provision for doubtful accounts	70,945	1,901	70,945	1,901
Other expense (income)	26,102	25,963	26,102	25,963
Equity in income of investments in real estate excluded from NOI (3)	14,334	9,791	14,334	9,791
NOI	153,075	122,702	153,075	122,702

Less non-same property NOI (4)	(6,632)	(2,538)	(6,632)	(2,538)
Plus same property NOI for non-ownership periods of Equity One(1)	43,005	63,178	43,005	63,178

Same Property NOI	$189,448	183,342	$189,448	183,342

Same Property NOI without termination fees	$189,213	182,544	$189,213	182,544

Same Property NOI without termination fees or redevelopments	$168,204	163,168	$168,204	163,168

(1) Same Property NOI is a non- GAAP key measure used by management in evaluating the operating performance of our properties and includes pro-rata share of unconsolidated co-investment partnerships. For purposes of evaluating same property NOI on a comparative basis, and in light of the merger with Equity One on March 1, 2017, we are presenting our same property NOI on a pro forma basis as if the merger had occurred January 1, 2016 and 2017, respectively. This perspective allows us to evaluate same property NOI growth over a comparable period. The pro forma same property NOI is not necessarily indicative of what the actual same property NOI and growth would have been if the merger had occurred as of the earliest period presented, nor does it purport to represent the same property NOI and growth for future periods.

(2) Includes straight-line rental income and expense, net of reserves, above and below market rent amortization, other fees, and noncontrolling interests.
(3) Includes non-NOI expenses incurred at our unconsolidated real estate partnerships, such as, but not limited to, straight-line rental income, above and below market rent amortization, depreciation and amortization, and interest expense.

(4) Includes revenues and expenses attributable to Non-Same Property, Projects in Development, corporate activities, and noncontrolling interests.

Reported results are preliminary and not final until the filing of the Company’s Form 10-Q with the SEC and, therefore, remain subject to adjustment.

Reconciliation of Net Income Attributable to Common Stockholders to NAREIT FFO and Core FFO - Guidance

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	Full Year
NAREIT FFO and Core FFO Guidance:	2017
Net income attributable to common stockholders	$0.67	0.77
Adjustments to reconcile net income to NAREIT FFO:
Depreciation and amortization	2.33	2.33
NAREIT Funds From Operations	$3.00	3.10

Adjustments to reconcile NAREIT FFO to Core FFO:
Acquisition pursuit and closing costs	0.01	0.01
Development pursuit costs	0.01	0.01
Merger related costs	0.50	0.50
Preferred redemption costs	0.08	0.06
Core Funds From Operations	$3.60	3.68

The Company has published forward-looking statements and additional financial information in its first quarter 2017 supplemental information package that may help investors estimate earnings for 2017. A copy of the Company’s first quarter 2017 supplemental information will be available on the Company's website at www.RegencyCenters.com or by written request to: Investor Relations, Regency Centers Corporation, One Independent Drive, Suite 114, Jacksonville, Florida, 32202. The supplemental information package contains more detailed financial and property results including financial statements, an outstanding debt summary, acquisition and development activity, investments in partnerships, information pertaining to securities issued other than common stock, property details, a significant tenant rent report and a lease expiration table in addition to earnings and valuation guidance assumptions. The information provided in the supplemental package is unaudited and there can be no assurance that the information will not vary from the final information in the Company’s Form 10-Q for the quarter ended March 31, 2017. Regency may, but assumes no obligation to, update information in the supplemental package from time to time.

About Regency Centers Corporation (NYSE: REG)

Regency is the preeminent national owner, operator and developer of neighborhood and community shopping centers. The Company’s portfolio of 429 retail properties encompasses more than 59 million square feet, is primarily anchored by productive grocers and is located in affluent and infill trade areas in the country’s most attractive metro areas. Regency has developed 227 shopping centers since 2000, representing an investment at completion of more than $3.5 billion. Operating as a fully integrated real estate company, Regency is a qualified real estate investment trust that is self-administered and self-managed, and a member of the S&P 500 index.

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Forward-looking statements involve risks and uncertainties. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on Forms 10-K and 10-Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

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Summary Financial Information
March 31, 2017
(in thousands, except per share data)

	Three Months Ended		Year to Date
	2017	2016	2017	2016
Financial Results
Net income (loss) attributable to common stockholders (page 12)	$(33,223)	$47,877	$(33,223)	$47,877
Net income (loss) per diluted share	$(0.26)	$0.49	$(0.26)	$0.49

NAREIT Funds From Operations (NAREIT FFO) (page 17)	$34,190	$84,396	$34,190	$84,396
NAREIT FFO per diluted share	$0.27	$0.86	$0.27	$0.86

Core Funds From Operations (Core FFO) (page 17)	$114,273	$78,783	$114,273	$78,783
Core FFO per diluted share	$0.90	$0.80	$0.90	$0.80

Same Property NOI without termination fees (page 16)	$189,213	$182,544	$189,213	$182,544
% growth	3.7%		3.7%

Dividends paid per share and unit	$0.51	$0.50	$0.51	$0.50
Payout ratio of Core FFO per share (diluted)	56.7%	62.5%	56.7%	62.5%

Diluted share and unit count
Weighted average shares (diluted) - Net income (loss)	126.649	97,891	126.649	97,891
Weighted average shares (diluted) - NAREIT FFO and Core FFO	127,051	98,045	127,051	98,045

	As of	As of	As of	As of
	3/31/2017	12/31/2016	12/31/2015	12/31/2014
Capital Information
Market price per common share	$66.39	$68.95	$68.12	$63.78

Common shares outstanding	170,081	104,497	97,213	94,108
Exchangeable units held by noncontrolling interests	154	154	154	154
Common shares and equivalents issued and outstanding	170,235	104,651	97,367	94,262
Market equity value of common and convertible shares	$11,301,897	$7,215,718	$6,632,627	$6,012,045

Non-convertible preferred stock	$75,000	$325,000	$325,000	$325,000

Outstanding debt	$3,938,725	$2,111,450	$2,363,238	$2,528,137
Less: cash	(44,842)	(17,879)	(40,623)	(121,789)
Net debt	$3,893,883	$2,093,571	$2,322,615	$2,406,348

Total market capitalization	$15,270,780	$9,634,289	$9,280,242	$8,743,393

Debt metrics (pro-rata; trailing twelve months "TTM") (1)
Net Debt-to-Adjusted EBITDA	4.9x	4.4x	5.2x	5.7x
Fixed charge coverage	4.5x	3.3x	2.8x	2.5x

(1) In light of the merger with Equity One on March 1, 2017, debt metric calculations include legacy Regency results for the trailing twelve months and the annualized impact of one month's results for the Equity One contribution post merger.

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Summary Real Estate Information
March 31, 2017
(GLA in thousands)

Wholly Owned and 100% of Co-investment Partnerships	3/31/2017*	12/31/2016	9/30/2016	6/30/2016	3/31/2016
Number of properties	429	307	307	311	314
Number of retail operating properties	416	301	302	306	308
Number of same properties	402	289	292	298	302
Number of projects in redevelopment	23	15	16	17	17
Number of projects in development	7	6	5	5	6

Gross Leasable Area (GLA) - All properties	54,038	37,831	37,635	37,864	37,849
GLA including retailer-owned stores - All properties	59,002	42,246	42,050	42,300	42,335
GLA - Retail operating properties	52,473	36,923	37,090	37,380	37,279
GLA - Same properties	50,848	35,316	35,707	36,113	36,492
GLA - Projects in redevelopment(1)	4,691	2,692	2,926	3,113	3,134
GLA - Projects in development	1,096	908	545	483	570

Wholly Owned and Pro-Rata Share of Co-investment Partnerships

GLA - All properties	44,075	28,745	28,565	28,714	28,414
GLA including retailer-owned stores - All properties	49,039	33,160	32,979	33,150	32,899
GLA - Retail operating properties	42,583	27,837	28,020	28,231	27,844
GLA - Same properties	41,120	26,392	26,636	26,964	27,057
Spaces ≥ 10,000 sf	25,912	16,113	16,298	16,501	16,536
Spaces < 10,000 sf	15,208	10,279	10,338	10,463	10,521
GLA - Projects in redevelopment(1)	4,211	2,277	2,535	2,583	2,604
GLA - Projects in development	1,096	908	545	483	570

% leased - All properties	95.3%	95.4%	95.6%	95.8%	95.8%
% leased - Retail operating properties	95.8%	96.0%	95.8%	96.0%	96.2%
% leased - Same properties (1)	96.0%	96.2%	96.0%	96.3%	96.3%
Spaces ≥ 10,000 sf (1)	98.4%	98.3%	98.1%	98.7%	99.0%
Spaces < 10,000 sf (1)	91.7%(3)	93.0%(3)	92.7%	92.5%	92.1%
Average % leased - Same properties (1)	96.1%	96.1%	96.2%	96.3%	96.2%
% commenced - Same properties(1)(2)	93.7%	94.3%	94.5%	94.4%	94.7%

Same property NOI growth - YTD (see page XX)	3.3%	3.9%	3.6%	4.0%	4.6%
Same property NOI growth without termination fees - YTD	3.7%	3.5%	3.4%	3.7%	4.1%
Same property NOI growth without termination fees or redevelopments - YTD	3.1%	3.1%	3.0%	3.2%	3.2%
Rent spread - YTD (5) (see page XX)	8.2%	11.3%	10.7%	13.7%	15.9%

*Note: Beginning with the quarter ended 3/31/17, information includes the impact of the Equity One merger closed March 1, 2017. The information presented for prior periods has not been restated and is therefore not comparable.

11

(1) Represents entire center GLA rather than redevelopment portion only. Included in Same Property pool unless noted otherwise.
(2) Prior periods are not adjusted for current same property pool.
(3) Includes Equity One portfolio. For the combined portfolio, spaces < 10,000 sf were down 10 basis points sequentially.
(4) Excludes leases that are signed but have not yet commenced.
(5) Retail operating properties only. Rent spread is calculated on a comparable-space, cash basis for new and renewal leases executed.

12

Consolidated Balance Sheets
March 31, 2017 and December 31, 2016
(in thousands)

	2017	2016
	(unaudited)
Assets
Real estate investments at cost:
Land, building and improvements	$10,680,975	$4,752,621
Properties in development	281,121	180,878
	10,962,096	4,933,499
Less: accumulated depreciation	1,166,657	1,124,391
	9,795,439	3,809,108
Properties held for sale	19,600	—
Investments in real estate partnerships	381,691	296,699
Net real estate investments	10,196,730	4,105,807

Cash and cash equivalents	44,842	17,879
Accounts receivable, net	35,589	31,418
Straight line rent receivables, net	73,262	69,823
Notes receivable	10,992	10,481
Deferred leasing costs, net	68,299	69,000
Acquired lease intangible assets, net	606,707	118,831
Trading securities held in trust, at fair value	29,025	28,588
Other assets	70,526	37,079
Total assets	$11,135,972	$4,488,906

Liabilities and Equity
Liabilities:
Notes payable	$2,749,202	$1,363,925
Unsecured credit facilities	658,024	278,495
Total notes payable	3,407,226	1,642,420

Accounts payable and other liabilities	242,638	138,936
Acquired lease intangible liabilities, net	680,469	54,180
Tenants' security and escrow deposits	41,136	28,868
Total liabilities	4,371,469	1,864,404

Equity:
Stockholders' Equity:
Preferred stock	75,000	325,000
Common stock, $.01 par	1,701	1,045
Additional paid in capital	7,751,321	3,277,861
Accumulated other comprehensive loss	(15,791)	(18,346)
Distributions in excess of net income	(1,080,882)	(994,259)
Total stockholders' equity	6,731,349	2,591,301
Noncontrolling Interests:
Exchangeable operating partnership units	(2,063)	(1,967)
Limited partners' interest	35,217	35,168
Total noncontrolling interests	33,154	33,201
Total equity	6,764,503	2,624,502
Total liabilities and equity	$11,135,972	$4,488,906

These consolidated balance sheets should be read in conjunction with the Company's most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

13

Consolidated Statements of Operations
For the Periods Ended March 31, 2017 and 2016
(in thousands)
unaudited

	Three Months Ended		Year to Date
	2017	2016	2017	2016
Revenues:
Minimum rent	$141,240	107,674	$141,240	107,674
Percentage rent	2,906	1,703	2,906	1,703
Recoveries from tenants and other income	45,279	33,487	45,279	33,487
Management, transaction, and other fees	6,706	6,764	6,706	6,764
Total revenues	196,131	149,628	196,131	149,628
Operating Expenses:
Depreciation and amortization	60,053	38,716	60,053	38,716
Operating and maintenance	29,763	22,685	29,763	22,685
General and administrative	17,673	16,299	17,673	16,299
Real estate taxes	21,450	15,870	21,450	15,870
Other operating expense	71,512	2,306	71,512	2,306
Total operating expenses	200,451	95,876	200,451	95,876
Other Expense (Income):
Interest expense, net of interest income	27,199	24,142	27,199	24,142
Provision for impairment	—	1,666	—	1,666
Net investment (income) loss	(1,097)	155	(1,097)	155
Total other expense	26,102	25,963	26,102	25,963
Income (loss) from operations before equity in income of investments in real estate partnerships	(30,422)	27,789	(30,422)	27,789
Equity in income of investments in real estate partnerships	9,342	12,920	9,342	12,920
Income tax benefit of taxable REIT subsidiary	50	—	50	—
Income (loss) from operations	(21,130)	40,709	(21,130)	40,709
Gain on sale of real estate, net of tax	415	12,868	415	12,868
Net income (loss)	(20,715)	53,577	(20,715)	53,577
Noncontrolling Interests:
Exchangeable operating partnership units	19	(85)	19	(85)
Limited partners' interests in consolidated partnerships	(671)	(349)	(671)	(349)
Net income (loss) attributable to noncontrolling interests	(652)	(434)	(652)	(434)
Net income (loss) attributable to controlling interests	(21,367)	53,143	(21,367)	53,143
Preferred stock dividends and issuance costs	(11,856)	(5,266)	(11,856)	(5,266)
Net income (loss) attributable to common stockholders	$(33,223)	47,877	$(33,223)	47,877

These consolidated statements of operations should be read in conjunction with the Company's most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

14

Supplemental Details of Operations (Consolidated Only)
For the Periods Ended March 31, 2017 and 2016
(in thousands)

	Three Months Ended		Year to Date
	2017	2016	2017	2016
Real Estate Revenues:
Base rent	$133,976	105,289	$133,976	105,289
Recoveries from tenants	41,699	30,826	41,699	30,826
Percentage rent	2,906	1,703	2,906	1,703
Termination fees	408	433	408	433
Other income	3,172	2,228	3,172	2,228
Total real estate revenues	182,161	140,479	182,161	140,479

Real Estate Operating Expenses:
Operating and maintenance	27,122	20,861	27,122	20,861
Real estate taxes	21,450	15,870	21,450	15,870
Ground rent	2,053	1,605	2,053	1,605
Provision for doubtful accounts	617	406	617	406
Total real estate operating expenses	51,242	38,742	51,242	38,742

Other Rent Amounts:
Straight line rent, net	3,177	1,790	3,177	1,790
Above/below market rent amortization, net	3,498	376	3,498	376
Total other rent amounts	6,675	2,166	6,675	2,166

Fee Income:
Property management fees	3,418	3,345	3,418	3,345
Asset management fees	1,789	1,708	1,789	1,708
Leasing commissions and other fees	1,499	1,711	1,498	1,711
Total fee income	6,706	6,764	6,705	6,764

Interest Expense, net:
Gross interest expense	26,688	23,045	26,688	23,045
Derivative amortization	2,102	2,102	2,102	2,102
Debt cost and premium/discount amortization	355	251	355	251
Capitalized interest	(1,257)	(973)	(1,257)	(973)
Interest income	(689)	(283)	(690)	(283)
Total interest expense, net	27,199	24,142	27,198	24,142

General & Administrative, net:
Gross general & administrative	18,811	17,673	18,811	17,673
Stock-based compensation	3,733	3,402	3,733	3,402
Capitalized direct leasing compensation costs	(2,299)	(2,598)	(2,299)	(2,598)
Capitalized direct development compensation costs	(3,658)	(2,045)	(3,658)	(2,045)
Total general & administrative, net	16,587	16,432	16,587	16,432

Real Estate (Gains) Losses:
Gain on sale of operating properties	(12)	(5,783)	(12)	(5,783)
Provision for impairment of operating properties	—	866	—	866
Gain on sale of land	(404)	(7,085)	(404)	(7,085)
Provision for impairment of land	—	800	—	800
Total real estate (gains) losses	(416)	(11,202)	(416)	(11,202)

Depreciation, Transaction and Other Expense (Income):
Depreciation and amortization (including FF&E)	60,053	38,716	60,053	38,716
Acquisition pursuit and closing costs	20	757	20	757
Development pursuit costs	388	221	388	221
Merger related costs	69,732	—	69,732	—
Loss from deferred compensation plan, net	23	22	23	22
Gain on sale of investments	(35)	—	(35)	—
Other expenses	806	922	806	922
Total depreciation, transaction and other expense (income)	130,987	40,638	130,987	40,638

These consolidated supplemental details of operations should be read in conjunction with the Company's most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

15

Supplemental Details of Assets and Liabilities (Real Estate Partnerships Only)
March 31, 2017 and December 31, 2016
(in thousands)

	Noncontrolling Interests		Share of JVs

	2017	2016	2017	2016
Assets
Land, building and improvements	$(67,152)	(67,245)	$1,247,035	1,084,975
Properties in development	(8,694)	(7,655)	2,240	1,858
	(75,846)	(74,900)	1,249,275	1,086,833
Less: accumulated depreciation	(9,522)	(9,127)	367,329	347,074
Net real estate investments	(66,324)	(65,773)	881,946	739,759

Cash and cash equivalents	(3,371)	(2,366)	10,828	6,811
Accounts receivable, net	(1,059)	(1,311)	5,950	6,299
Straight line rent receivables, net	(1,312)	(1,213)	15,812	14,514
Deferred leasing costs, net	(988)	(1,007)	13,405	11,527
Acquired lease intangible assets, net	(1,294)	(1,379)	15,886	10,710
Other assets	(395)	(344)	6,870	7,168

Total assets	$(74,743)	(73,393)	$950,697	796,788

Liabilities
Notes payable	(36,453)	(35,731)	531,499	469,030
Accounts payable and other liabilities	(2,242)	(1,645)	21,805	20,371
Acquired lease intangible liabilities, net	(573)	(604)	12,601	7,336
Tenants' security and escrow deposits	(258)	(245)	3,101	3,352

Total liabilities	$(39,526)	(38,225)	$569,006	500,089

Note
Noncontrolling interests represent limited partners’ interests in consolidated partnerships’ activities and Share of JVs represents the Company’s share of co-investment partnerships’ activities, of which each are included on a single line presentation in the Company’s consolidated financial statements in accordance with GAAP.

16

Supplemental Details of Operations (Real Estate Partnerships Only)
For the Periods Ended March 31, 2017 and 2016
(in thousands)

	Noncontrolling Interests				Share of JVs
	Three Months Ended		Year to Date		Three Months Ended		Year to Date
	2017	2016	2017	2016	2017	2016	2017	2016

Real Estate Revenues:
Base rent	$(1,582)	(1,873)	$(1,582)	(1,873)	$23,724	22,977	$23,724	22,977
Recoveries from tenants	(473)	(503)	(473)	(503)	7,770	7,427	7,770	7,427
Percentage rent	(4)	(4)	(4)	(4)	585	546	585	546
Termination fees	(20)	—	(20)	—	158	312	158	312
Other income	(32)	(28)	(32)	(28)	698	312	698	312
Total real estate revenues	(2,111)	(2,408)	(2,111)	(2,408)	32,935	31,574	32,935	31,574

Real Estate Operating Expenses:
Operating and maintenance	(331)	(367)	(331)	(367)	4,989	4,811	4,989	4,811
Real estate taxes	(225)	(280)	(225)	(280)	3,952	3,841	3,952	3,841
Ground rent	(26)	(25)	(26)	(25)	91	87	91	87
Termination expense	—	—	—	—	113	—	113	—
Provision for doubtful accounts	(8)	11	(8)	11	114	125	114	125
Total real estate operating expenses	(590)	(661)	(590)	(661)	9,259	8,864	9,259	8,864

Other Rent Amounts:
Straight line rent, net	(87)	(56)	(87)	(56)	275	366	275	366
Above/below market rent amortization, net	(16)	1	(16)	1	237	238	237	238
Total other rent amounts	(103)	(55)	(103)	(55)	512	604	512	604

Fee Income:
Asset management fees	—	—	—	—	(292)	(286)	(292)	(286)
Total fee income	—	—	—	—	(292)	(286)	(292)	(286)

Interest Expense, net:
Gross interest expense	(376)	(484)	(376)	(484)	5,882	5,970	5,882	5,970
Debt cost and premium/discount amortization	(12)	56	(12)	56	196	203	196	203
Total interest expense, net	(388)	(428)	(388)	(428)	6,078	6,173	6,078	6,173

General & Administrative, net:
Gross general & administrative	—	—	—	—	54	54	54	54
Total general & administrative, net	—	—	—	—	54	54	54	54

Real Estate (Gains) Losses:
Gain on sale of operating properties	—	128	—	128	—	(5,985)	—	(5,985)
Provision for impairment of operating properties	—	(495)	—	(495)	—	—	—	—
Gain on sale of land	—	—	—	—	—	(25)	—	(25)
Total real estate (gains) losses	—	(367)	—	(367)	—	(6,010)	—	(6,010)

Depreciation, Transaction and Other Expense (Income):
Depreciation and amortization (including FF&E)	(554)	(633)	(554)	(633)	8,212	9,695	8,212	9,695
Acquisition pursuit and closing costs	—	—	—	—	7	—	7	—
Development pursuit costs	—	—	—	—	5	4	5	4
(Gain) loss on derivative instruments and hedge ineffectiveness	—	—	—	—	(8)	3	(8)	3
Other expenses	(11)	(25)	(11)	(25)	206	189	206	189
Total depreciation, transaction and other expense (income)	(565)	(658)	(565)	(658)	8,422	9,891	8,422	9,891

Note
Noncontrolling interests represent limited partners’ interests in consolidated partnerships’ activities and Share of JVs represents the Company’s share of co-investment partnerships’ activities, of which each are included on a single line presentation in the Company’s consolidated financial statements in accordance with GAAP.

17

Supplemental Details of Same Property NOI (Pro-Rata)
For the Periods Ended March 31, 2017 and 2016
(in thousands)

	Three Months Ended		Year to Date
	2017	2016	2017	2016
Same Property NOI Detail(1):

Real Estate Revenues:
Base Rent	$194,701	188,381	$194,701	188,381
Recoveries from Tenants	61,173	57,492	61,173	57,492
Percentage Rent	4,629	4,801	4,629	4,801
Termination Fees	348	798	348	798
Other Income	2,999	2,901	2,999	2,901
Total Real Estate Revenues	263,850	254,373	263,850	254,373

Real Estate Operating Expenses:
Operating and Maintenance	39,419	38,405	39,419	38,405
Termination Expense	113	—	113	—
Real Estate Taxes	31,675	29,571	31,675	29,571
Ground Rent	1,937	1,888	1,937	1,888
Provision for Doubtful Accounts	1,258	1,167	1,258	1,167
Total Real Estate Operating Expenses	74,402	71,031	74,402	71,031

Same Property NOI	$189,448	183,342	$189,448	183,342
% change	3.3%		3.3%

Same Property NOI without Termination Fees	$189,213	182,544	$189,213	182,544
% change	3.7%		3.7%

Same Property NOI without Termination Fees or Redevelopments	$168,204	163,168	$168,204	163,168
% change	3.1%		3.1%

Reconciliation of Income (Loss) from Operations to Same Property NOI(2):

Income (loss) from operations	$(21,130)	40,709	$(21,130)	40,709
Less:
Management, transaction, and other fees	(6,706)	(6,764)	(6,706)	(6,764)
Other(3)	(8,196)	(3,913)	(8,196)	(3,913)
Plus:
Depreciation and amortization	60,053	38,716	60,053	38,716
General and administrative	17,673	16,299	17,673	16,299
Other operating expense, excluding provision for doubtful accounts	70,945	1,901	70,945	1,901
Other expense (income)	26,102	25,963	26,102	25,963
Equity in income of investments in real estate excluded from NOI(4)	14,334	9,791	14,334	9,791
NOI	153,075	122,702	153,075	122,702

Less non-same property NOI(5)	(6,632)	(2,538)	(6,632)	(2,538)
Plus same property NOI for non-ownership periods of Equity One(2)	43,005	63,178	43,005	63,178

Same Property NOI	$189,448	183,342	$189,448	183,342

(1) Includes pro-rata share of unconsolidated co-investment partnerships.

18

(2) Same Property NOI is a non- GAAP key measure used by management in evaluating the operating performance of our properties and includes pro-rata share of unconsolidated co-investment partnerships. For purposes of evaluating same property NOI on a comparative basis, and in light of the merger with Equity One on March 1, 2017, we are presenting our same property NOI on a pro forma basis as if the merger had occurred January 1, 2016. This perspective allows us to evaluate same property NOI growth over a comparable period. The pro forma same property NOI is not necessarily indicative of what the actual same property NOI and growth would have been if the merger had occurred as of the earliest period presented, nor does it purport to represent the same property NOI growth for future periods.

(3) Includes straight-line rental income and expense, net of reserves, above and below market rent amortization, other fees, and noncontrolling interests.
(4) Includes non-NOI expenses incurred at our unconsolidated real estate partnerships, such as, but not limited to, straight-line rental income, above and below market rent amortization, depreciation and amortization, and interest expense.

(5) Includes revenues and expenses attributable to Non-Same Property, Projects in Development, corporate activities, and noncontrolling interests.

19

Reconciliations of Non-GAAP Financial Measures and Additional Disclosures
For the Periods Ended March 31, 2017 and 2016
(in thousands, except per share data)

	Three Months Ended		Year to Date
	2017	2016	2017	2016

Reconciliation of Net Income (Loss) to NAREIT FFO:

Net Income (Loss) Attributable to Common Stockholders	$(33,223)	47,877	$(33,223)	47,877
Adjustments to reconcile to NAREIT Funds From Operations(1):
Depreciation and amortization (excluding FF&E)	67,444	47,415	67,444	47,415
Provision for impairment to operating properties	—	659	—	659
Gain on sale of operating properties	(12)	(11,640)	(12)	(11,640)
Exchangeable operating partnership units	(19)	85	(19)	85
NAREIT Funds From Operations	$34,190	84,396	$34,190	84,396

NAREIT FFO per share (diluted)	$0.27	0.86	$0.27	0.86
Weighted average shares (diluted)	127,051	98,045	127,051	98,045

Reconciliation of NAREIT FFO to Core FFO:

NAREIT Funds From Operations	$34,190	84,396	$34,190	84,396
Adjustments to reconcile to Core Funds From Operations(1):
Acquisition pursuit and closing costs	27	757	27	757
Development pursuit costs	393	225	393	225
Gain on sale of land	(404)	(7,110)	(404)	(7,110)
Provision for impairment to land	—	512	—	512
(Gain) loss on derivative instruments and hedge ineffectiveness	(8)	3	(8)	3
Merger related costs	69,732	—	69,732	—
Merger related debt offering interest	975	—	975	—
Preferred redemption costs	9,368	—	9,368	—
Core Funds From Operations	$114,273	78,783	$114,273	78,783

Core FFO per share (diluted)	$0.90	0.80	$0.90	0.80
Weighted average shares (diluted)	127,051	98,045	127,051	98,045

Additional Disclosures:

Non Cash Expense (Income)(1)
Straight line rent, net	$(3,365)	(2,100)	$(3,365)	(2,100)
Above/below market rent amortization, net	(3,719)	(615)	(3,719)	(615)
Derivative amortization	2,102	2,102	2,102	2,102
Debt cost and premium/discount amortization	539	510	539	510
Stock-based compensation	3,733	3,402	3,733	3,402
Non Cash Expense (Income)	$(710)	3,299	$(710)	3,299

Capital Expenditures(1)
Leasing commissions	$3,215	3,203	$3,215	3,203
Tenant improvements and other landlord leasing costs	5,913	4,026	5,913	4,026
Building improvements	1,876	2,658	1,876	2,658
Capital Expenditures	$11,004	9,887	$11,004	9,887

(1) Includes pro-rata share of unconsolidated co-investment partnerships, net of pro-rata share attributable to noncontrolling interests.

20

Summary of Consolidated Debt
March 31, 2017 and December 31, 2016
(in thousands)

Total Debt Outstanding:	3/31/2017	12/31/2016
Notes Payable:
Fixed-rate mortgage loans	$687,670	465,255
Variable-rate mortgage loans	35,827	6,500
Fixed-rate unsecured public debt	1,825,705	892,170
Fixed-rate unsecured private debt	200,000	—
Unsecured credit facilities:
Revolving line of credit	95,000	15,000
Term Loans	563,024	263,495
Total	$3,407,226	$1,642,420

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities (1)	Total	Weighted Average Contractual Interest Rate on Maturities
2017	$8,824	75,511	—	84,335	6.2%
2018	11,481	139,976	—	151,457	5.4%
2019	11,251	124,402	95,000	230,653	5.0%
2020	10,107	84,411	450,000	544,518	4.1%
2021	9,193	39,001	250,000	298,194	4.9%
2022	9,325	5,848	565,000	580,173	3.0%
2023	7,690	50,492	—	58,182	3.2%
2024	3,967	10,270	250,000	264,237	3.8%
2025	3,633	—	250,000	253,633	3.9%
2026	3,847	88,000	200,000	291,847	3.8%
>10 years	12,846	388	650,000	663,234	3.7%
Unamortized debt premium/(discount) and issuance costs	—	13,035	(26,272)	(13,237)
	$92,164	631,334	2,683,728	3,407,226	4.4%

Percentage of Total Debt:	3/31/2017	12/31/2016
Fixed	96.2%	98.7%
Variable	3.8%	1.3%

Current Weighted Average Contractual Interest Rates: (2)
Fixed	4.5%	4.4%
Variable	1.8%	1.6%
Combined	4.4%	4.5%

Current Weighted Average Effective Interest Rate: (3)
Combined	4.8%	5.1%

Average Years to Maturity:
Fixed	8.1	5.2
Variable	2.1	2.4

(1) Includes unsecured public and private placement debt, unsecured term loans, and unsecured revolving line of credit.
(2) Interest rates are calculated as of the quarter end.
(3) Effective interest rates are calculated in accordance with US GAAP, as of the quarter end, and include the impact of debt premium/(discount) amortization, issuance cost amortization, interest rate swaps, and facility and unused fees.

21

Summary of Consolidated Debt
As of March 31, 2017 and December 31, 2016
(in thousands)
Lender	Collateral	Contractual Rate		Effective Rate (1)	Maturity	3/31/2017	12/31/2016

Secured Debt - Fixed Rate Mortgage Loans
Jefferson Pilot	Peartree Village	8.4%			06/01/17	5,973	6,153
Allianz Life Insurance Company	4S Commons Town Center	6.0%			06/10/17	62,500	62,500
Bank of America	Grand Ridge Plaza	5.8%			07/01/17	—	10,931
Metropolitan Life Insurance Company	Corkscrew Village	6.2%			08/01/17	7,265	7,343
TIAA-CREF	Westchase	5.5%			07/10/18	6,540	6,623
Allianz Life Insurance Company	Sheridan Plaza	6.3%			10/10/18	56,830	—
Guardian Life Insurance Company	Amerige Heights Town Center	6.1%			12/01/18	16,041	16,105
Guardian Life Insurance Company	El Cerrito Plaza	6.4%			12/01/18	37,042	37,237
Guardian Life Insurance Company	1175 Third Avenue	7.0%			05/01/19	5,874	—
Peoples United Bank	The Village Center	6.3%			06/01/19	14,275	—
Allianz Life Insurance Company	Tassajara Crossing	7.8%			07/10/19	19,800	19,800
Allianz Life Insurance Company	Plaza Hermosa	7.8%			07/10/19	13,800	13,800
Allianz Life Insurance Company	Sequoia Station	7.8%			07/10/19	21,100	21,100
Allianz Life Insurance Company	Mockingbird Commons	7.8%			07/10/19	10,300	10,300
Allianz Life Insurance Company	Sterling Ridge	7.8%			07/10/19	13,900	13,900
Allianz Life Insurance Company	Frisco Prestonbrook	7.8%			07/10/19	6,800	6,800
Allianz Life Insurance Company	Wellington Town Square	7.8%			07/10/19	12,800	12,800
Allianz Life Insurance Company	Berkshire Commons	7.8%			07/10/19	7,500	7,500
Allianz Life Insurance Company	Willow Festival	5.8%			01/10/20	39,505	39,505
Nationwide Bank	Kent Place	3.3%			04/01/20	8,250	8,250
CUNA Mutal Insurance Society	Ocala Corners	6.5%			04/01/20	4,560	4,615
PNC Bank	Fellsway Plaza	3.3%	(2)		10/16/20	34,600	34,600
Wells Fargo	University Commons	5.5%			01/10/21	37,400	37,532
Jefferson Pilot	BridgeMill	7.9%			05/05/21	5,937	—
John Hancock Life Insurance Company	Kirkwood Commons	7.7%			10/01/22	9,833	9,978
TD Bank	Black Rock Shopping Center	2.8%			04/01/23	20,000	20,000
State Farm Life Insurance Company	Tech Ridge Center	5.8%			06/01/23	7,536	7,784
American United Life Insurance Company	Westport Plaza	7.5%			08/01/23	3,071	—
Genworth Life Insurance Company	Aventura, Oakbrook & Treasure Coast	6.5%			02/28/24	18,279	—
TD Bank	Brickwalk Shopping Center	3.2%			11/01/23	33,000	33,000
Great-West Life & Annuity Insurance Co	Erwin Square	3.8%			09/01/24	10,000	10,000
Metropolitan Life Insurance Company	Westbury Plaza	3.8%			02/01/26	88,000	—
NYLIM Real Estate Group	Oak Shade Town Center	6.1%			05/10/28	8,561	8,695
New York Life Insurance	Von's Circle Center	5.2%			10/10/28	8,703	—
CIGNA	Copps Hill Plaza	6.1%			01/01/29	14,882	—
City of Rollingwood	Shops at Mira Vista	8.0%			03/01/32	241	242
Allianz Life Insurance Company	Circle Center West	5.0%			10/01/36	10,438	—
Unamortized premiums on assumed debt of acquired properties and issuance costs						13,035	4,662
Total Fixed Rate Mortgage Loans		5.5%		5.6%		$694,171	471,755

22

Summary of Consolidated Debt
As of March 31, 2017 and December 31, 2016
(in thousands)
Lender	Collateral	Contractual Rate		Effective Rate (1)	Maturity	3/31/2017	12/31/2016

Unsecured Debt
Debt Offering (6/2/10)	Fixed-rate unsecured	6.0%			06/15/20	150,000	150,000
Debt Offering (10/7/10)	Fixed-rate unsecured	4.8%			04/15/21	250,000	250,000
Debt Offering (10/22/12)	Fixed-rate unsecured	3.8%			11/11/22	300,000	—
Debt Offering (5/16/14)	Fixed-rate unsecured	3.8%			06/15/24	250,000	250,000
Debt Offering (8/17/15)	Fixed-rate unsecured	3.9%			11/01/25	250,000	250,000
Debt Placement (5/11/2016)	Fixed-rate unsecured	3.8%			05/11/26	100,000	—
Debt Placement (8/11/2016)	Fixed-rate unsecured	3.90%			08/11/26	100,000	—
Debt Offering (1/17/17)	Fixed-rate unsecured	3.6%			02/01/27	350,000	—
Debt Offering (1/17/17)	Fixed-rate unsecured	4.4%			02/01/47	300,000	—
Term Loan	Fixed-rate unsecured	2.0%	(3)		01/05/22	265,000	265,000
Term Loan	Fixed-rate unsecured	2.8%	(4)		12/02/20	300,000	—
Revolving Line of Credit	Variable-rate unsecured	LIBOR + 0.925%	(5)		05/13/19	95,000	15,000
Unamortized debt discount and issuance costs						(26,272)	(9,335)
Total Unsecured Debt, Net of Discounts		4.1%		4.1%		$2,683,728	1,170,665

Variable Rate Mortgage Loans
TD Bank	Concord Shopping Plaza	LIBOR + 1.35%			06/28/18	27,750	—
PNC Bank	Market at Springwoods Village	LIBOR + 1.75%			12/28/19	1,577	—
						$29,327	—

Total		4.4%		4.8%		$3,407,226	1,642,420

(1)  Effective interest rates are calculated in accordance with US GAAP, as of the quarter end, and include the impact of debt premium/(discount) amortization, issuance cost amortization, interest rate swaps, and facility and unused fees.

(2) Underlying debt is LIBOR+1.50%; however, an interest rate swap is in place to fix the interest rate on $28.1 million of this debt at 3.696% through maturity. Contractual rate represents the weighted average contractual rate, including the swap.

(3) Effective July 7, 2016, the interest rate on the underlying debt is LIBOR + 0.95%, with an interest rate swap in place to fix the interest rate on the entire $265,000 Term Loan balance at 2.00% through maturity.

(4) Underlying debt is LIBOR+0.95%; however, interest rate swaps are in place to fix the interest rate at 2.774% through maturity. Contractual rate represents a blended contractual terms, including the swap.

(5) Rate applies to drawn balance only. Additional annual facility fee of 0.15% applies to entire $1 bilion line of credit. Maturity is subject to two additional six-month periods at the Company’s option.

23

Summary of Unsecured Debt Covenants and Leverage Ratios
March 31, 2017
(in thousands)

Outstanding Unsecured Unsecured Public Debt:	Origination	Maturity	Rate	Balance
	6/2/2010	6/15/2020	6.00%	$150,000
	10/7/2010	4/15/2021	4.80%	$250,000
	10/25/2012	11/15/2022	3.75%	$300,000
	5/16/2014	6/15/2024	3.75%	$250,000
	8/17/2015	11/1/2025	3.90%	$250,000
	1/17/2017	2/1/2027	3.60%	$350,000
	1/17/2017	2/1/2047	4.40%	$300,000

Unsecured Public Debt Covenants:	Required	12/31/16	9/30/16	6/30/16	3/31/16

Fair Market Value Calculation Method Covenants (1)(2)
Total Consolidated Debt to Total Consolidated Assets	≤ 65%	24%	25%	30%	29%
Secured Consolidated Debt to Total Consolidated Assets	≤ 40%	7%	7%	7%	8%
Consolidated Income for Debt Service to Consolidated Debt Service	≥ 1.5x	4.7x	4.3x	4.4x	4.1x
Unencumbered Consolidated Assets to Unsecured Consolidated Debt	>150%	480%	479%	346%	380%

Ratios:	3/31/17	12/31/16	9/30/16	6/30/16	3/31/16
Consolidated Only
Net debt to total market capitalization	22.8%	17.7%	15.8%	18.4%	19.1%
Net debt to real estate assets, before depreciation	29.6%	31.1%	30.6%	38.1%	37.3%
Net debt to total assets, before depreciation	27.4%	29.0%	28.7%	35.6%	34.8%
Net debt + preferred to total assets, before depreciation	28.0%	34.8%	34.6%	41.6%	41.1%

Net debt to Adjusted EBITDA - TTM(3)	4.5x	3.6x	3.6x	4.6x	4.3x
Fixed charge coverage	5.1x	4.0x	3.8x	3.6x	3.4x
Fixed charge coverage excluding preferreds	5.6x	4.7x	4.4x	4.1x	3.9x
Interest coverage	6.3x	5.3x	4.9x	4.6x	4.4x

Unsecured assets to total real estate assets	83.2%	83.0%	83.0%	82.5%	83.2%
Unsecured NOI to total NOI - TTM(3)	83.2%	81.5%	81.2%	80.7%	80.9%
Unencumbered assets to unsecured debt	336%	347%	349%	265%	272%

Total Pro-Rata Share
Net debt to total market capitalization	25.5%	21.7%	19.4%	21.7%	22.7%
Net debt to real estate assets, before depreciation	31.8%	34.8%	34.3%	41.0%	40.5%
Net debt to total assets, before depreciation	29.5%	32.5%	32.2%	38.3%	37.9%
Net debt + preferred to total assets, before depreciation	30.1%	37.5%	37.4%	43.5%	43.4%

Net debt to Adjusted EBITDA - TTM(3)	4.9x	4.4x	4.4x	5.3x	5.1x
Fixed charge coverage	4.5x	3.3x	3.2x	3.0x	2.9x
Fixed charge coverage excluding preferreds	4.9x	3.8x	3.5x	3.3x	3.2x
Interest coverage	5.6x	4.4x	4.1x	3.9x	3.7x

(1) For a complete listing of all Debt Covenants related to the Company's Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

(2) Debt covenant disclosure is in arrears due to current quarter calculations being dependent on the Company's most recent Form 10-Q or Form 10-K filing.
(3) In light of the merger with Equity One on March 1, 2017, debt metric calculations include legacy Regency results for the trailing twelve months and the annualized impact of one month's results for the Equity One contribution post merger.

24

Summary of Unconsolidated Debt
March 31, 2017 and December 31, 2016
(in thousands)

Total Debt Outstanding:	3/31/2017	12/31/2016
Mortgage loans payable:
Fixed rate secured loans	$1,533,990	1,290,296
Unsecured credit facilities variable rate	19,635	19,635
Total	$1,553,625	1,309,931

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities	Total	Regency's Pro-Rata Share	Weighted Average Contractual Interest Rate on Maturities
2017	$14,925	—	19,635	34,560	9,339	2.5%
2018	21,059	67,022	—	88,081	28,422	5.1%
2019	19,852	73,259	—	93,111	24,448	7.3%
2020	16,823	222,199	—	239,022	86,167	5.8%
2021	10,818	269,942	—	280,760	100,402	4.6%
2022	7,569	195,702	—	203,271	73,369	4.2%
2023	2,631	171,608	—	174,239	65,003	4.8%
2024	380	33,690	—	34,070	13,760	3.9%
2025	—	162,000	—	162,000	48,900	3.6%
2026	—	101,000	—	101,000	44,400	3.8%
>10 Years	—	155,000	—	155,000	41,008	3.9%
Unamortized debt premium/(discount) and issuance costs (2)	—	(11,489)	—	(11,489)	(3,719)
	$94,057	1,439,933	19,635	1,553,625	531,499	4.6%

Percentage of Total Debt:	3/31/2017	12/31/2016
Fixed	98.7%	98.5%
Variable	1.3%	1.5%

Current Weighted Average Contractual Interest Rates: (1)
Fixed	4.7%	4.8%
Variable	2.5%	2.3%
Combined	4.6%	4.7%

Current Weighted Average Effective Interest Rates: (2)
Combined	4.8%	4.9%

Average Years to Maturity:
Fixed	5.8	5.7
Variable	0.7	0.9

(1) Interest rates are calculated as of the quarter end.
(2) Effective interest rates are calculated in accordance with US GAAP, as of the quarter end, and include the impact of debt premium/(discount) amortization, issuance cost, amortization, interest rate swaps, and facility and unused fees.

25

Summary of Preferred Stock
March 31, 2017
(in thousands)

	Dividend Rate	Issuance Date	Callable Date	Par Value	Issuance Costs
Series 7	6.000%	8/23/2012	8/23/2017	75,000	2,484

26

Property Transactions
March 31, 2017
(in thousands)

Acquisitions:
Date	Property Name	Co-investment Partner (REG %)	Market	Total GLA	Regency’s Share of Purchase Price	Weighted Average Cap Rate	Anchor(s)(2)
None

	Total			—	$—

Dispositions for Development Funding:
Date	Property Name	Co-investment Partner (REG %)	Market	Total GLA	Regency’s Share of Sales Price	Weighted Average Cap Rate	Anchor(s)(2)
Mar-17	1900/2000 Offices	DRA (20%)	Boca Raton, FL	117	$4,200		--

	Total			117	$4,200	7.6%

	(1) Retailers in parenthesis are shadow anchors and not a part of the owned property

27

Summary of Development
March 31, 2017
(in thousands)

Project Name	Market	Grocer/Anchor Tenant	Dev Start	Anchor Opens	Estimated Net Development Costs After JV Buyout	% of Costs Incurred	Development Yield Before JV Buyout (1)	Return After JV Buyout		GLA	% Leased
Projects in Development:
Chimney Rock	New York, NY	Whole Foods, Nordstrom Rack & Saks Off 5th	Q4-2016	May-18	$71,175	37%	6.5%	6.5%		218	79%
Market at Springwoods Village (3)	Houston, TX	Kroger	Q1-2016	May-17	$14,698	55%	8.5%	8.5%		89	82%
Northgate Marketplace Ph II	Medford, OR	Dick's & HomeGoods	Q4-2015	Oct-16	$40,700	94%	7.3%	7.3%		177	91%
Pinecrest Place	Miami, FL	Whole Foods	Q1-2017	Mar-18	$16,424	3%	7.3%	7.3%		70	70%
The Field at Commonwealth	Metro, DC	Wegmans	Q1-2017	Aug-18	$44,611	33%	7.5%	7.5%		187	77%
The Village at Riverstone	Houston, TX	Kroger	Q4-2016	Aug-18	$30,638	43%	8.0%	7.8%		165	72%
The Village at Tustin Legacy	Los Angeles, CA	Stater Brothers	Q3-2016	Oct-17	$37,822	48%	8.3%	8.3%		112	86%
Total Projects in Development	7				$256,068	46%	7.4%	7.4%	(2)	1,017	80%

Development Completions:
Willow Oaks Crossing	Charlotte, NC	Publix	Q2-2014	Dec-15	$13,991	99%	8.0%	8.0%		69	95%
Total Development Completions	1				$13,991	99%	8.0%	8.0%	(2)	69	95%

NOI from Projects in Development (Current Quarter)					$543

Base rent from Development Completions for leases signed but not yet rent-paying (Current Quarter)					$8

Notes:
New starts for the quarter are in bold and italicized.
See Page 38 for additional disclosures regarding undeveloped land classified on the non-GAAP balance sheet as Land, building, and improvements rather than Properties in Development

(1) Represents the ratio of Regency's underwritten NOI at stabilization to total estimated net development costs, before any adjustments for expected JV partner buyouts.
(2) After allocating land basis for outparcel proceeds, additional interest and overhead capitalization, returns are estimated to be 6.8% for Projects in Development and 7.6% for Development Completions.

(3) Estimated Net Development Costs After JV Buyout reflects Regency's 53% controlling interest

28

Summary of Redevelopment
March 31, 2017
(in thousands)

Property Name	Market	Description	Target Completion Year (1)	Incremental Costs (2)	% of Costs Incurred	Incremental Yield
Properties in Redevelopment (>$5M):
Aventura Shopping Center	Miami	Tear down of existing center and development of 86K SF center anchored by Publix and CVS.	2017	$21,133	36%	9% - 10%
Countryside Shops	Miami	Relocation and expansion of existing Publix including reduction of shop space and leasing former Publix space to Ross; addition of pad building leased to Chipotle; refaçade remaining center.	2018	$16,024	46%	7% - 8%
El Camino Shopping Center	Los Angeles	Reconfiguration of previous Haggen anchor box with Bristol Farms and Pet Food Express and improvements to remaining center.	2017	$13,499	47%	8% - 9%
Nocatee Town Center	Jacksonville	Addition of a 23K SF shop building.	2017	$5,643	34%	10% - 11%
Old St. Augustine Plaza	Jacksonville	Reconfiguration of vacant shop space and increasing GLA for LA Fitness.	2018	$7,910	23%	7% - 8%
Pablo Plaza	Jacksonville	Demolish shop space for junior anchor boxes (PetSmart), addition of free standing multi-tenant shop building and construction of new pad building leased to Chipotle.	2017	$8,965	90%	6% - 7%
Paces Ferry Plaza	Atlanta	Reconfiguration of center including construction of Whole Foods 365, parking deck, and façade renovations.	2018	$14,719	5%	9% - 10%
Point Royale Shopping Center	Miami	Reconfiguration of former Best Buy space for Burlington Coat; construction of new outparcel leased to Panera Bread; façade renovation of remaining center.	2017	$10,446	58%	13% - 14%
Serramonte Shopping Center	San Francisco	Additional 250K SF of new retail including new parking deck. Anchor leases executed with Nordstrom Rack, Ross, TJ Maxx, Buy Buy Baby, Cost Plus World Market, Dave & Busters and Daiso.	2018	$122,000	46%	6% - 7%
Shops on Main	Chicago	Addition of Nordstrom Rack and additional shops.	2017	$8,804	79%	6% - 7%
Various Properties	13	Redevelopments located in various markets with project costs <$5M		$30,088	43%	7% - 10%
Total Properties in Redevelopment	23			$259,231	45%	7% - 9%

Reconciliation of Summary of Development and Redevelopment to Properties In Development (Balance Sheet):
Developments	% of estimated development costs, including GAAP allocations			$129,482
Redevelopments	% of incremental costs			118,282
Other Costs	Pre-development costs and accruals for costs not yet paid			26,903
Properties in Development (Pro-Rata)				$274,667

(1) Target completion year reflects the year that construction is expected to be substantially complete.
(2) Includes Regency's pro-rata share of unconsolidated co-investment partnerships.

29

Unconsolidated Investments
March 31, 2017

30

(in thousands)

					Regency
Investment Partner and Portfolio Summary Abbreviation	Number of Properties	Total GLA	Total Assets	Total Debt	Ownership Interest	Share of Debt	Investment 12/31/2016		Equity Pick-up

State of Oregon
(JV-C, JV-C2)	19	2,308	$479,360	$238,279	20.00%	$47,656	$23,879		$692
(JV-CCV)	1	558	100,670	59,673	30.00%	17,902	12,070		258
	20	2,866	580,030	297,952
GRI
(JV-GRI)	70	9,077	1,670,307	918,384	40.00%	367,354	200,603		7,069

CalSTRS
(JV-RC)	7	730	140,798	40,762	25.00%	10,190	21,344		350

New York Common Retirement Fund
(JV-NYC)	6	1,152	290,994	143,821	30.00%	43,146	57,901		65

USAA
(JV-USA)	8	806	106,268	103,702	20.01%	20,749	(8,183)	(1)	367

Publix
(JV-O)	2	207	31,840	—	50.00%	—	15,402		285

Individual Investors
(JV-O)	3	210	104,685	49,004	20.00% - 50.00%	24,502	50,492		256

	116	15,048	$2,924,922	$1,553,625		$531,499	$373,508		$9,342

(1) During Q1 2017, the USAA partnership distributed proceeds from debt refinancing in excess of Regency's carrying value of its investment resulting in a negative investment balance, which is classified within Accounts Payable and Other Liabilities in the Consolidated Balance Sheets.

31

Leasing Statistics -Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships
March 31, 2017
(Retail Operating Properties Only)

Leasing Statistics - Comparable

Total	Leasing Transactions	GLA (in 000s)	New Base Rent/Sq. Ft	Rent Spread %	Weighted Avg. Lease Term	Tenant Improvements /Sq. Ft.
1st Quarter 2017	274	1,069	$22.99	8.2%	5.8	$2.31
4th Quarter 2016	375	1,358	23.89	12.7%	7.2	2.96
3rd Quarter 2016	312	1,358	24.20	5.8%	5.3	1.51
2nd Quarter 2016	339	1,356	20.52	12.2%	5.4	2.18
Total - 12 months	1,300	5,141	$22.8	9.8%	5.9	$2.25

New Leases	Leasing Transactions	GLA (in 000s)	New Base Rent/Sq. Ft	Rent Spread %	Weighted Avg. Lease Term	Tenant Improvements /Sq. Ft.
1st Quarter 2017	62	185	$22.26	0.2%	7.3	$12.15
4th Quarter 2016	83	328	22.45	21.4%	11.5	8.22
3rd Quarter 2016	60	138	27.05	14.3%	8.1	9.18
2nd Quarter 2016	78	206	25.54	29.0%	8.7	7.66
Total - 12 months	283	857	$23.88	17.1%	9.4	$9.04

Renewals	Leasing Transactions	GLA (in 000s)	New Base Rent/Sq. Ft	Rent Spread %	Weighted Avg. Lease Term	Tenant Improvements /Sq. Ft.
1st Quarter 2017	212	883	$23.14	10.0%	5.5	$0.30
4th Quarter 2016	292	1,030	24.48	9.7%	5.5	0.83
3rd Quarter 2016	252	1,220	23.79	4.6%	4.9	0.39
2nd Quarter 2016	261	1,150	19.66	9.1%	4.8	1.25
Total - 12 months	1,017	4,283	$22.56	8.2%	5.1	$0.73

Leasing Statistics - Comparable and Non-comparable
Total	Leasing Transactions	GLA (in 000s)	New Base Rent/Sq. Ft	Weighted Avg. Lease Term	Tenant Improvements /Sq. Ft.
1st Quarter 2017	316	1,185	$23.75	6.3	$2.44
4th Quarter 2016	435	1,582	24.73	6.9	3.59
3rd Quarter 2016	356	1,450	24.41	5.4	1.88
2nd Quarter 2016	382	1,542	20.13	6.0	2.56
	1,489	5,759	$23.09	6.1	$2.65

Notes:
• All amounts reported at execution.
• Number of leasing transactions and GLA leased reported at 100%; All other statistics reported at pro-rata share.
• Rent spreads are calculated on a comparable-space, cash basis for new and renewal leases executed.
• Tenant Improvements represent the costs to accommodate tenant-specific needs over and above baseline condition.
• Excludes Non Retail Properties

32

Average Base Rent by CBSA - Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships
March 31, 2017
(in thousands)

Largest CBSAs by Population(1)	Number of Properties	GLA	% Leased(2)	ABR	ABR/Sq. Ft.	% of Number of Properties	% of GLA	% of ABR
New York-Northern New Jersey-Long Island	13	1,553	95.4%	$54,452	$36.84	3.0%	3.5%	6.3%
Los Angeles-Long Beach-Santa Ana	24	2,360	98.4%	59,144	25.33	5.6%	5.4%	6.9%
Chicago-Naperville-Joliet	10	1,339	97.9%	22,214	16.79	2.3%	3.0%	2.6%
Dallas-Fort Worth-Arlington	12	775	98.7%	16,330	21.15	2.8%	1.8%	1.9%
Houston-Baytown-Sugar Land	13	1,585	93.3%	25,929	17.30	3.0%	3.6%	3.0%
Philadelphia-Camden-Wilmington	8	694	93.2%	13,776	21.13	1.9%	1.6%	1.6%
Washington-Arlington-Alexandria	33	2,666	88.9%	53,848	22.43	7.7%	6.0%	6.2%
Miami-Fort Lauderdale-Miami Beach	50	5,868	96.4%	106,652	18.83	11.7%	13.3%	12.4%
Atlanta-Sandy Springs-Marietta	22	2,075	93.4%	39,905	20.32	5.1%	4.7%	4.6%
Boston-Cambridge-Quincy	11	1,113	97.7%	24,749	22.62	2.6%	2.5%	2.9%
San Francisco-Oakland-Fremont	23	3,871	95.2%	100,860	27.02	5.4%	8.8%	11.7%
Phoenix-Mesa-Scottsdale	2	57	70.0%	482	12.03	0.5%	0.1%	0.1%
Riverside-San Bernardino-Ontario	3	316	89.6%	6,263	20.82	0.7%	0.7%	0.7%
Detroit	—	—	—	—	—	—	—	—
Seattle-Tacoma-Bellevue	11	849	98.1%	20,427	24.50	2.6%	1.9%	2.4%
Minneapolis-St. Paul-Bloomington	5	207	98.4%	3,112	15.31	1.2%	0.5%	0.4%
San Diego-Carlsbad-San Marcos	10	1,404	97.2%	38,523	27.89	2.3%	3.2%	4.5%
Tampa-St. Petersburg-Clearwater	10	1,322	88.1%	19,182	16.36	2.3%	3.0%	2.2%
St. Louis	4	408	100.0%	4,328	10.60	0.9%	0.9%	0.5%
Baltimore-Towson	5	352	94.8%	7,730	23.04	1.2%	0.8%	0.9%
Denver-Aurora	12	994	95.6%	13,712	14.31	2.8%	2.3%	1.6%
Charlotte-Gastonia-Concord	5	300	97.2%	6,541	21.67	1.2%	0.7%	0.8%
Pittsburgh	—	—	—	—	—	—	—	—
Portland-Vancouver-Beaverton	5	436	91.7%	7,239	17.95	1.2%	1.0%	0.8%
San Antonio	—	—	—	—	—	—	—	—
Top 25 CBSAs by Population	291	30,546	95.0%	$645,400	$22.24	68.0%	69.3%	74.9%

CBSAs Ranked 26 - 50 by Population	70	7,210	96.4%	109,293	15.73	16.3%	16.4%	12.7%

CBSAs Ranked 51 - 75 by Population	23	2,165	97.4%	49,406	23.43	5.4%	4.9%	5.7%

CBSAs Ranked 76 - 100 by Population	8	462	97.6%	7,034	15.60	1.9%	1.0%	0.8%

Other CBSAs	37	3,692	93.5%	50,890	14.75	8.6%	8.4%	5.8%

Total All Properties	429	44,075	95.3%	$862,023	$20.39	100.0%	100.0%	100.0%

(1) 2016 Population Data Source: Synergos Technologies, Inc.
(2) Includes leases that are executed but have not commenced.

33

Significant Tenant Rents - Wholly Owned and Regency’s Pro-Rata Share of
Co-investment Partnerships
March 31, 2017
(in thousands)

Tenant	Tenant GLA	% of Company-Owned GLA	Total Annualized Base Rent	% of Total Annualized Base Rent	Total # of Leased Stores - 100% Owned and JV	# of Leased Stores in JV
Publix	2,750	6.2%	$27,408	3.2%	68	11
Kroger	2,872	6.5%	27,101	3.1%	59	17
Albertsons/Safeway	1,789	4.1%	24,626	2.9%	48	21
Whole Foods	875	2.0%	18,148	2.1%	25	7
TJX Companies	1,106	2.5%	17,112	2.0%	51	15
CVS	641	1.5%	12,687	1.5%	60	19
Ahold/Delhaize	586	1.3%	11,238	1.3%	16	9
L.A. Fitness Sports Club	497	1.1%	9,390	1.1%	13	3
PETCO	350	0.8%	8,215	1.0%	43	14
Nordstrom	290	0.7%	8,014	0.9%	8	—
Bed Bath & Beyond	500	1.1%	7,782	0.9%	15	—
Trader Joe's	252	0.6%	7,618	0.9%	23	6
Ross Dress For Less	537	1.2%	7,294	0.8%	23	8
Wells Fargo Bank	137	0.3%	6,523	0.8%	56	22
Target	570	1.3%	6,365	0.7%	6	2
Starbucks	138	0.3%	6,266	0.7%	103	33
Gap	182	0.4%	6,028	0.7%	14	1
Dick's Sporting Goods	367	0.8%	5,931	0.7%	7	1
JPMorgan Chase Bank	109	0.2%	5,888	0.7%	38	7
Bank of America	115	0.3%	5,771	0.7%	40	14
H.E.B.	344	0.8%	5,762	0.7%	5	—
Kohl's	612	1.4%	5,645	0.7%	8	2
Best Buy	216	0.5%	4,815	0.6%	7	1
Walgreens	220	0.5%	4,660	0.5%	17	4
Panera Bread	135	0.3%	4,636	0.5%	36	8
Top 25 Tenants	16,190	36.7%	$254,923	29.7%	789	225

34

Tenant Lease Expirations - Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships
March 31, 2017
(in thousands)

	Anchor Tenants(1)				Shop Tenants(2)				All Tenants
Year	GLA	Percent of GLA	Percent of Total ABR(3)	ABR	GLA	Percent of GLA	Percent of Total ABR(3)	ABR	GLA	Percent of GLA	Percent of Total ABR(3)	ABR
MTM(4)	112	0.3%	0.1%	$7.86	345	0.8%	1.2%	$28.93	457	1.1%	1.3%	$ 23.77
2017	1,002	2.4%	1.7%	14.25	1,279	3.1%	4.4%	28.80	2,282	5.6%	6.1%	22.39
2018	2,193	5.3%	3.3%	12.40	2,003	4.9%	7.2%	30.07	4,196	10.2%	10.5%	20.84
2019	3,217	7.8%	4.8%	12.41	1,960	4.8%	7.0%	29.52	5,176	12.6%	11.8%	18.89
2020	2,764	6.7%	4.3%	12.85	1,985	4.8%	7.3%	30.39	4,749	11.6%	11.5%	20.18
2021	2,931	7.1%	4.4%	12.38	2,038	5.0%	7.5%	30.69	4,970	12.1%	11.9%	19.89
2022	3,020	7.4%	5.2%	14.42	1,480	3.6%	5.6%	31.34	4,500	11.0%	10.8%	19.98
2023	1,245	3.0%	2.6%	17.08	709	1.7%	2.8%	33.40	1,954	4.8%	5.4%	23.00
2024	1,340	3.3%	2.7%	16.99	710	1.7%	2.8%	32.59	2,049	5.0%	5.5%	22.41
2025	1,278	3.1%	2.5%	16.55	695	1.7%	3.0%	36.44	1,972	4.8%	5.6%	23.57
2026	1,340	3.3%	2.9%	18.24	648	1.6%	2.8%	35.41	1,989	4.8%	5.7%	23.82
10 Year Total	20,442	49.8%	34.5%	14.05	13,852	33.7%	51.6%	30.99	34,294	83.5%	86.1%	20.89

Thereafter	6,048	14.7%	10.6%	14.61	727	1.8%	3.3%	37.46	6,777	16.5%	13.9%	17.06
	26,490	64.5%	45.1%	$14.18	14,579	35.5%	54.9%	$31.31	41,071	100.0%	100.0%	$20.26

Note: Reflects commenced leases only. Does not account for contractual rent steps and assumes that no tenants exercise renewal options.
(1) Anchor tenants represent any tenant occupying at least 10,000 square feet.
(2) Shop tenants represent any tenant occupying less than 10,000 square feet.
(3) Total Annual Base Rent ("ABR") excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.
(4) Month to month lease or in process of renewal.

35

Portfolio Summary Report By State
March 31, 2017
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF

Palm Valley Marketplace	C	20%	AZ	Phoenix-Mesa-Scottsdale	108	22	86.0%		—	55	Safeway	$14.48
Shops at Arizona			AZ	Phoenix-Mesa-Scottsdale	36	36	60.4%		—	—	—	$9.93
			AZ		143	57	70.0%	70.0%	—	55		$12.03
200 Potrero			CA	San Francisco-Oakland-Fremont	31	31	55.1%		—	—	—	$8.93
4S Commons Town Center	M	85%	CA	San Diego-Carlsbad-San Marcos	240	240	99.5%		—	68	Ralphs, Jimbo's...Naturally!	$32.61
Amerige Heights Town Center			CA	Los Angeles-Long Beach-Santa Ana	89	89	98.3%		143	58	Albertsons, (Target)	$28.71
Balboa Mesa Shopping Center			CA	San Diego-Carlsbad-San Marcos	207	207	100.0%		—	42	Von's Food & Drug, Kohl's	$24.97
Bayhill Shopping Center	GRI	40%	CA	San Francisco-Oakland-Fremont	122	49	95.0%		—	32	Mollie Stone's Market	$23.35
Blossom Valley	USAA	20%	CA	San Jose-Sunnyvale-Santa Clara	93	19	95.7%		—	34	Safeway	$25.94
Brea Marketplace	GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	352	141	99.0%		—	25	Sprout's Markets, Target	$17.97
Circle Center West			CA	Los Angeles-Long Beach-Santa Ana	64	64	100.0%		—	—	—	$26.90
Clayton Valley Shopping Center			CA	San Francisco-Oakland-Fremont	260	260	94.7%		—	14	Grocery Outlet, Orchard Supply Hardware	$22.06
Corral Hollow	RC	25%	CA	Stockton	167	42	100.0%		—	66	Safeway, Orchard Supply & Hardware	$16.75
Costa Verde Center			CA	San Diego-Carlsbad-San Marcos	179	179	90.1%		—	40	Bristol Farms	$35.39
Culver Center			CA	Los Angeles-Long Beach-Santa Ana	217	217	97.1%		—	37	Ralphs, Best Buy, LA Fitness	$29.57
Diablo Plaza			CA	San Francisco-Oakland-Fremont	63	63	100.0%		53	53	(Safeway)	$38.23
East Washington Place			CA	Santa Rosa-Petaluma	203	203	100.0%		137	25	(Target), Dick's Sporting Goods, TJ Maxx	$24.04
El Camino Shopping Center			CA	Los Angeles-Long Beach-Santa Ana	136	136	98.4%		—	31	Bristol Farms	$35.21
El Cerrito Plaza			CA	San Francisco-Oakland-Fremont	256	256	94.7%		67	78	(Lucky's), Trader Joe's	$28.24
El Norte Pkwy Plaza			CA	San Diego-Carlsbad-San Marcos	91	91	95.5%		—	42	Von's Food & Drug	$17.87
Encina Grande			CA	San Francisco-Oakland-Fremont	106	106	100.0%		—	38	Whole Foods	$30.45
Five Points Shopping Center	GRI	40%	CA	Santa Barbara-Santa Maria-Goleta	145	58	97.3%		—	35	Smart & Final	$27.85
Folsom Prairie City Crossing			CA	Sacramento--Arden-Arcade--Roseville	90	90	96.7%		—	55	Safeway	$20.50
French Valley Village Center			CA	Riverside-San Bernardino-Ontario	99	99	100.0%		—	44	Stater Bros.	$25.58
Friars Mission Center			CA	San Diego-Carlsbad-San Marcos	147	147	100.0%		—	55	Ralphs	$33.15
Gateway 101			CA	San Francisco-Oakland-Fremont	92	92	100.0%		212	—	(Home Depot), (Best Buy), Target, Nordstrom Rack	$32.05
Gelson's Westlake Market Plaza			CA	Oxnard-Thousand Oaks-Ventura	85	85	100.0%		—	38	Gelson's Markets	$23.84
Golden Hills Promenade			CA	San Luis Obispo-Paso Robles	244	244	97.5%		—	—	Lowe's	$7.47
Granada Village	GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	226	91	100.0%		—	24	Sprout's Markets	$22.87
Hasley Canyon Village	USAA	20%	CA	Los Angeles-Long Beach-Santa Ana	66	13	100.0%		—	52	Ralphs	$25.07
Heritage Plaza			CA	Los Angeles-Long Beach-Santa Ana	230	230	97.9%		—	44	Ralphs	$34.65
Indio Towne Center			CA	Riverside-San Bernardino-Ontario	180	180	92.4%		236	94	(Home Depot), (WinCo), Toys R Us	$18.36
Jefferson Square			CA	Riverside-San Bernardino-Ontario	38	38	49.3%		—	—	—	$15.80

36

Portfolio Summary Report By State
March 31, 2017
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Laguna Niguel Plaza	GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	42	17	100.0%		39	39	(Albertsons)	$27.39
Marina Shores	C	20%	CA	Los Angeles-Long Beach-Santa Ana	68	14	100.0%		—	26	Whole Foods	$34.44
Mariposa Shopping Center	GRI	40%	CA	San Jose-Sunnyvale-Santa Clara	127	51	100.0%		—	43	Safeway	$19.33
Morningside Plaza			CA	Los Angeles-Long Beach-Santa Ana	91	91	98.8%		—	43	Stater Bros.	$22.53
Navajo Shopping Center	GRI	40%	CA	San Diego-Carlsbad-San Marcos	102	41	98.0%		—	44	Albertsons	$13.87
Newland Center			CA	Los Angeles-Long Beach-Santa Ana	152	152	100.0%		—	58	Albertsons	$23.24
Oak Shade Town Center			CA	Sacramento--Arden-Arcade--Roseville	104	104	99.4%		—	40	Safeway	$20.03
Oakbrook Plaza			CA	Oxnard-Thousand Oaks-Ventura	83	83	95.4%		—	44	Gelson's Markets	$18.29
Parnassus Heights Medical	RLP	50%	CA	San Francisco-Oakland-Fremont	146	73	99.6%		—	—	Central Parking System	$37.63
Persimmon Place			CA	San Francisco-Oakland-Fremont	153	153	100.0%		—	40	Whole Foods, Nordstrom Rack	$34.28
Plaza Escuela			CA	San Francisco-Oakland-Fremont	154	154	89.2%		—	—	—	$45.07
Plaza Hermosa			CA	Los Angeles-Long Beach-Santa Ana	95	95	100.0%		—	37	Von's Food & Drug	$25.64
Pleasant Hill Shopping Center	GRI	40%	CA	San Francisco-Oakland-Fremont	232	93	100.0%		—	—	Target, Toys "R" Us	$24.60
Pleasanton Plaza			CA	San Francisco-Oakland-Fremont	163	163	93.9%		—	—	JCPenney	$13.93
Point Loma Plaza	GRI	40%	CA	San Diego-Carlsbad-San Marcos	205	82	97.7%		—	50	Von's Food & Drug	$21.90
Potrero Center			CA	San Francisco-Oakland-Fremont	227	227	84.2%		—	60	Safeway	$28.27
Powell Street Plaza			CA	San Francisco-Oakland-Fremont	166	166	100.0%		—	10	Trader Joe's	$33.01
Raley's Supermarket	C	20%	CA	Sacramento--Arden-Arcade--Roseville	63	13	100.0%		—	63	Raley's	$12.50
Ralphs Circle Center			CA	Los Angeles-Long Beach-Santa Ana	60	60	100.0%		—	35	Ralphs	$18.09
Rancho San Diego Village	GRI	40%	CA	San Diego-Carlsbad-San Marcos	153	61	93.1%		—	40	Smart & Final	$21.38
Rona Plaza			CA	Los Angeles-Long Beach-Santa Ana	52	52	100.0%		—	37	Superior Super Warehouse	$20.39
San Carlos Marketplace			CA	San Francisco-Oakland-Fremont	154	154	100.0%		—	—	TJ Maxx, Best Buy	$32.81
San Leandro Plaza			CA	San Francisco-Oakland-Fremont	50	50	100.0%		38	38	(Safeway)	$34.52
Seal Beach	C	20%	CA	Los Angeles-Long Beach-Santa Ana	97	19	97.8%		—	48	Von's Food & Drug	$23.55
Sequoia Station			CA	San Francisco-Oakland-Fremont	103	103	100.0%		62	62	(Safeway)	$39.66
Serramonte Shopping Center			CA	San Francisco-Oakland-Fremont	1,076	1,076	94.7%		—	—	Macy's, Target, Dick's Sporting Goods, JCPenney, Dave & Buster's, Nordstrom Rack	$22.03
Shoppes at Homestead (fka Loehmanns Plaza California)			CA	San Jose-Sunnyvale-Santa Clara	113	113	100.0%		53	53	(Safeway)	$22.50
Silverado Plaza	GRI	40%	CA	Napa	85	34	96.4%		—	32	Nob Hill	$16.44
Snell & Branham Plaza	GRI	40%	CA	San Jose-Sunnyvale-Santa Clara	92	37	100.0%		—	53	Safeway	$18.31
South Bay Village			CA	Los Angeles-Long Beach-Santa Ana	108	108	100.0%		—	30	Wal-Mart, Orchard Supply Hardware	$19.11
Strawflower Village			CA	San Francisco-Oakland-Fremont	79	79	96.9%		—	34	Safeway	$19.82
Talega Village Center			CA	Los Angeles-Long Beach-Santa Ana	102	102	100.0%		—	46	Ralphs	$20.66
Tassajara Crossing			CA	San Francisco-Oakland-Fremont	146	146	95.9%		—	56	Safeway	$23.70
The Hub Hillcrest Market (fka Uptown District)			CA	San Diego-Carlsbad-San Marcos	149	149	97.1%		—	52	Ralphs, Trader Joe's	$36.89
The Marketplace Shopping Ctr			CA	Sacramento--Arden-Arcade--Roseville	111	111	98.0%		—	35	Safeway	$23.45

37

Portfolio Summary Report By State
March 31, 2017
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Tustin Legacy			CA	Los Angeles-Long Beach-Santa Ana	112	112	86.4%		—	44	Stater Bros.	$28.82
Twin Oaks Shopping Center	GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	98	39	95.2%		—	41	Ralphs	$17.82
Twin Peaks			CA	San Diego-Carlsbad-San Marcos	208	208	97.4%		—	—	Target	$19.84
Valencia Crossroads			CA	Los Angeles-Long Beach-Santa Ana	173	173	100.0%		—	35	Whole Foods, Kohl's	$26.56
Village at La Floresta			CA	Los Angeles-Long Beach-Santa Ana	87	87	100.0%		—	37	Whole Foods	$32.78
Von's Circle Center			CA	Los Angeles-Long Beach-Santa Ana	151	151	98.4%		—	45	Von's, Ross Dress for Less	$18.15
West Park Plaza			CA	San Jose-Sunnyvale-Santa Clara	88	88	100.0%		—	25	Safeway	$18.20
Westlake Village Plaza and Center			CA	Oxnard-Thousand Oaks-Ventura	197	197	100.0%		—	72	Von's Food & Drug and Sprouts	$37.46
Willows Shopping Center			CA	San Francisco-Oakland-Fremont	253	253	95.5%		—	—	—	$26.67
Woodman Van Nuys			CA	Los Angeles-Long Beach-Santa Ana	108	108	100.0%		—	78	El Super	$15.33
Woodside Central			CA	San Francisco-Oakland-Fremont	81	81	100.0%		113	—	(Target)	$24.44
Ygnacio Plaza	GRI	40%	CA	San Francisco-Oakland-Fremont	110	44	98.5%		—	17	Sports Basement	$35.59
			CA		11,286	9,524	96.7%	96.9%	1,153	2,764		$25.58
Applewood Shopping Center	GRI	40%	CO	Denver-Aurora	372	149	91.5%		—	71	King Soopers, Wal-Mart	$12.15
Arapahoe Village	GRI	40%	CO	Boulder	159	64	92.9%		—	44	Safeway	$17.25
Belleview Square			CO	Denver-Aurora	117	117	94.5%		—	65	King Soopers	$18.21
Boulevard Center			CO	Denver-Aurora	79	79	89.7%		53	53	(Safeway)	$27.65
Buckley Square			CO	Denver-Aurora	116	116	100.0%		—	62	King Soopers	$10.97
Centerplace of Greeley III Phase I			CO	Greeley	119	119	100.0%		—	—	—	$11.81
Cherrywood Square	GRI	40%	CO	Denver-Aurora	97	39	97.8%		—	72	King Soopers	$9.91
Crossroads Commons	C	20%	CO	Boulder	143	29	100.0%		—	66	Whole Foods	$26.96
Falcon Marketplace			CO	Colorado Springs	22	22	93.8%		184	50	(Wal-Mart)	$23.52
Hilltop Village			CO	Denver-Aurora	100	100	91.1%		—	66	King Soopers	$9.43
Kent Place	M	50%	CO	Denver-Aurora	48	48	100.0%		—	30	King Soopers	$19.54
Littleton Square			CO	Denver-Aurora	99	99	100.0%		—	78	King Soopers	$10.48
Lloyd King Center			CO	Denver-Aurora	83	83	96.9%		—	61	King Soopers	$11.83
Marketplace at Briargate			CO	Colorado Springs	29	29	100.0%		66	66	(King Soopers)	$30.12
Monument Jackson Creek			CO	Colorado Springs	85	85	100.0%		—	70	King Soopers	$11.76
Ralston Square Shopping Center	GRI	40%	CO	Denver-Aurora	83	33	100.0%		—	55	King Soopers	$10.57
Shops at Quail Creek			CO	Denver-Aurora	38	38	92.7%		100	100	(King Soopers)	$28.23
Stroh Ranch			CO	Denver-Aurora	93	93	98.5%		—	70	King Soopers	$12.71
Woodmen Plaza			CO	Colorado Springs	116	116	94.1%		—	70	King Soopers	$13.07
			CO		1,999	1,459	96.1%	96.1%	403	1,149		$14.67
22 Crescent Road			CT	Bridgeport-Stamford-Norwalk	8	8	70.6%		—	—	—	$52.17
91 Danbury Road			CT	Bridgeport-Stamford-Norwalk	5	5	100.0%		—	—	—	$26.32

38

Portfolio Summary Report By State
March 31, 2017
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Black Rock	M	80%	CT	Bridgeport-Stamford-Norwalk	98	98	100.0%		—	—	—	$32.21
Brick Walk	M	80%	CT	Bridgeport-Stamford-Norwalk	124	124	92.9%		—	—	—	$44.37
Brookside Plaza			CT	Hartford-West Hartford-East Hartford	217	217	95.1%		—	60	ShopRite	$14.59
Compo Acres Shopping Center			CT	Bridgeport-Stamford-Norwalk	43	43	93.2%		—	12	Trader Joe's	$50.22
Copps Hill Plaza			CT	Bridgeport-Stamford-Norwalk	185	185	100.0%		—	59	Stop & Shop, Kohl's	$14.09
Corbin's Corner	GRI	40%	CT	Hartford-West Hartford-East Hartford	186	74	90.6%		—	10	Trader Joe's, Toys "R" Us, Best Buy	$27.09
Danbury Green			CT	Bridgeport-Stamford-Norwalk	124	124	100.0%		—	12	Trader Joe's	$23.23
Darinor Plaza			CT	Bridgeport-Stamford-Norwalk	153	153	100.0%		—	—	Kohl's	$18.75
Fairfield Center	M	80%	CT	Bridgeport-Stamford-Norwalk	94	94	97.1%		—	—	—	$34.01
Post Road Plaza			CT	Bridgeport-Stamford-Norwalk	20	20	100.0%		—	11	Trader Joe's	$51.32
Southbury Green			CT	Bridgeport-Stamford-Norwalk	156	156	97.5%		—	49	ShopRite	$22.60
The Village Center			CT	Bridgeport-Stamford-Norwalk	89	89	89.8%		—	22	The Fresh Market	$39.69
Walmart Norwalk			CT	Bridgeport-Stamford-Norwalk	142	142	100.0%		—	112	Wal-Mart	$0.56
			CT		1,643	1,531	96.9%	97.0%	—	22		$23.37
Shops at The Columbia	RC	25%	DC	Washington-Arlington-Alexandria	23	6	100.0%		—	12	Trader Joe's	$40.51
Spring Valley Shopping Center	GRI	40%	DC	Washington-Arlington-Alexandria	17	7	100.0%		—	—	—	$91.76
			DC		40	12	100.0%	100.0%	—	12		$68.26
Pike Creek			DE	Philadelphia-Camden-Wilmington	232	232	94.9%		—	49	Acme Markets, K-Mart	$14.32
Shoppes of Graylyn	GRI	40%	DE	Philadelphia-Camden-Wilmington	64	26	92.6%		—	—	—	$23.73
			DE		296	257	94.7%	94.7%	—	49		$15.24
Alafaya Commons			FL	Orlando	131	131	88.8%		—	—	Academy Sports	$14.65
Alafaya Village			FL	Orlando	38	38	90.3%		58	58	(Lucky's)	$21.31
Anastasia Plaza			FL	Jacksonville	102	102	98.4%		—	49	Publix	$13.23
Atlantic Village			FL	Jacksonville	105	105	97.0%		—	—	LA Fitness	$15.93
Aventura Shopping Center			FL	Miami-Fort Lauderdale-Miami Beach	95	95	89.2%		—	36	Publix	$33.76
Aventura Square			FL	Miami-Fort Lauderdale-Miami Beach	143	143	100.0%		—	—	Bed, Bath & Beyond	$29.40
Banco Popular Building			FL	Miami-Fort Lauderdale-Miami Beach	33	33	64.0%		—	—	—	$17.33
Berkshire Commons			FL	Naples-Marco Island	110	110	99.0%		—	66	Publix	$14.02
Bird 107 Plaza			FL	Miami-Fort Lauderdale-Miami Beach	40	40	97.5%		—	—	—	$18.43
Bird Ludlum			FL	Miami-Fort Lauderdale-Miami Beach	192	192	96.3%		—	44	Winn-Dixie	$22.10
Bloomingdale Square			FL	Tampa-St. Petersburg-Clearwater	268	268	58.5%		—	40	Publix, Bealls	$12.88
Bluffs Square Shoppes			FL	Miami-Fort Lauderdale-Miami Beach	124	124	93.9%		—	40	Publix	$14.06
Boca Village Square			FL	Miami-Fort Lauderdale-Miami Beach	92	92	96.3%		—	36	Publix Greenwise	$21.22
Boynton Lakes Plaza			FL	Miami-Fort Lauderdale-Miami Beach	110	110	97.9%		—	46	Publix	$15.73

39

Portfolio Summary Report By State
March 31, 2017
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Boynton Plaza			FL	Miami-Fort Lauderdale-Miami Beach	105	105	95.8%		—	54	Publix	$18.55
Brooklyn Station on Riverside (fka Shoppes on Riverside)			FL	Jacksonville	50	50	100.0%		—	20	The Fresh Market	$25.48
Caligo Crossing			FL	Miami-Fort Lauderdale-Miami Beach	11	11	100.0%		98	—	(Kohl's)	$46.92
Carriage Gate			FL	Tallahassee	74	74	82.6%		—	13	Trader Joe's	$21.30
Cashmere Corners			FL	Port St. Lucie	86	86	85.9%		—	44	Wal-Mart	$12.80
Chapel Trail Plaza			FL	Miami-Fort Lauderdale-Miami Beach	56	56	100.0%		—	—	LA Fitness	$23.92
Charlotte Square			FL	Punta Gorda	91	91	70.4%		—	44	Wal-Mart	$10.04
Chasewood Plaza			FL	Miami-Fort Lauderdale-Miami Beach	151	151	100.0%		—	54	Publix	$24.83
Concord Plaza Shopping Center			FL	Miami-Fort Lauderdale-Miami Beach	302	302	98.5%		—	78	Winn-Dixie, Home Depot	$12.24
Coral Reef Shopping Center			FL	Miami-Fort Lauderdale-Miami Beach	75	75	100.0%		—	25	Aldi	$30.11
Corkscrew Village			FL	Cape Coral-Fort Myers	82	82	98.7%		—	51	Publix	$13.76
Country Walk Plaza	NYC	30%	FL	Miami-Fort Lauderdale-Miami Beach	101	30	93.6%		—	40	Publix	$19.19
Countryside Shops			FL	Miami-Fort Lauderdale-Miami Beach	200	200	97.0%		—	46	Publix, Stein Mart	$15.84
Courtyard Shopping Center			FL	Jacksonville	137	137	100.0%		63	63	(Publix), Target	$3.73
Crossroads Square			FL	Miami-Fort Lauderdale-Miami Beach	82	82	100.0%		178	—	(Lowe's)	$19.10
Fleming Island			FL	Jacksonville	132	132	99.3%		130	48	Publix, (Target)	$15.36
Fountain Square			FL	Miami-Fort Lauderdale-Miami Beach	177	177	97.2%		140	46	Publix, (Target)	$25.68
Ft. Caroline			FL	Jacksonville	77	77	100.0%		—	46	Winn-Dixie	$7.36
Garden Square			FL	Miami-Fort Lauderdale-Miami Beach	90	90	100.0%		—	42	Publix	$16.94
Glengary Shoppes			FL	North Port-Sarasota-Bradenton	93	93	90.6%		—	—	Best Buy	$21.52
Grande Oak			FL	Cape Coral-Fort Myers	79	79	98.2%		—	54	Publix	$15.35
Greenwood Shopping Centre			FL	Miami-Fort Lauderdale-Miami Beach	133	133	92.5%		—	50	Publix	$14.75
Hammocks Town Center			FL	Miami-Fort Lauderdale-Miami Beach	184	184	99.6%		86	40	Publix, Metro-Dade Public Library, (Kendall Ice Arena)	$16.20
Hibernia Pavilion			FL	Jacksonville	51	51	89.6%		—	39	Publix	$15.83
Homestead McDonald's			FL	Miami-Fort Lauderdale-Miami Beach	4	4	100.0%		—	—	—	$27.74
John's Creek Center	C	20%	FL	Jacksonville	75	15	100.0%		—	45	Publix	$14.65
Julington Village	C	20%	FL	Jacksonville	82	16	98.0%		—	51	Publix	$15.48
Kirkman Shoppes			FL	Orlando	115	115	94.3%		—	—	LA Fitness	$22.61
Lake Mary Centre			FL	Orlando	360	360	92.7%		—	25	Academy Sports, Hobby Lobby, LA Fitness	$14.92
Lantana Village Square			FL	Miami-Fort Lauderdale-Miami Beach	17	17	100.0%		—	—	—	$17.78
Magnolia Shoppes			FL	Miami-Fort Lauderdale-Miami Beach	114	114	100.0%		—	—	Regal Cinemas	$16.62
Mandarin Landing			FL	Jacksonville	140	140	92.4%		—	50	Whole Foods	$17.57
Marketplace Shopping Center			FL	Tampa-St. Petersburg-Clearwater	90	90	89.4%		—	—	LA Fitness	$19.32
Millhopper Shopping Center			FL	Gainesville	83	83	93.1%		—	46	Publix	$16.87
Naples Walk Shopping Center			FL	Naples-Marco Island	125	125	93.9%		—	51	Publix	$15.99

40

Portfolio Summary Report By State
March 31, 2017
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Newberry Square			FL	Gainesville	181	181	85.6%		—	40	Publix, K-Mart	$7.27
Nocatee Town Center			FL	Jacksonville	107	107	93.0%		—	54	Publix	$18.23
Northgate Square			FL	Tampa-St. Petersburg-Clearwater	75	75	98.2%		—	48	Publix	$14.15
Oakleaf Commons			FL	Jacksonville	74	74	90.5%		—	46	Publix	$14.17
Ocala Corners			FL	Tallahassee	87	87	100.0%		—	61	Publix	$14.56
Old Kings Commons			FL	Palm Coast	85	85	99.0%		—	—	—	$10.22
Old St Augustine Plaza			FL	Jacksonville	256	256	100.0%		—	52	Publix, Burlington Coat Factory, Hobby Lobby	$9.77
Pablo Plaza			FL	Jacksonville	153	153	86.2%		—	—	—	$13.79
Pavillion			FL	Naples-Marco Island	168	168	91.2%		—	—	LA Fitness	$19.86
Pebblebrook Plaza	O	50%	FL	Naples-Marco Island	77	38	100.0%		—	61	Publix	$14.58
Pine Island			FL	Miami-Fort Lauderdale-Miami Beach	255	255	94.6%		—	40	Publix, Burlington Coat Factory	$13.96
Pine Ridge Square			FL	Miami-Fort Lauderdale-Miami Beach	118	118	98.3%		—	17	The Fresh Market	$17.25
Pine Tree Plaza			FL	Jacksonville	63	63	90.7%		—	38	Publix	$13.62
Pinecrest Place			FL	Miami-Fort Lauderdale-Miami Beach	70	70	70.1%		173	46	Whole Foods, (Target)	$32.16
Plaza Venezia	C	20%	FL	Orlando	203	41	98.1%		—	51	Publix	$25.27
Point Royale Shopping Center			FL	Miami-Fort Lauderdale-Miami Beach	182	182	90.5%		—	45	Winn-Dixie, Burlington Coat Factory	$14.45
Prosperity Centre			FL	Miami-Fort Lauderdale-Miami Beach	124	124	100.0%		—	—	Bed, Bath & Beyond	$21.23
Regency Square			FL	Tampa-St. Petersburg-Clearwater	352	352	95.9%		66	—	AMC Theater, Michaels, (Best Buy), (Macdill)	$16.82
Ridge Plaza			FL	Miami-Fort Lauderdale-Miami Beach	155	155	99.2%		—	—	—	$13.95
Ryanwood Square			FL	Sebastian-Vero Beach	115	115	93.1%		—	40	Publix	$11.86
Salerno Village			FL	Port St. Lucie	5	5	100.0%		—	—	—	$14.38
Sawgrass Promenade			FL	Miami-Fort Lauderdale-Miami Beach	107	107	93.2%		—	36	Publix	$12.26
Seminole Shoppes	O	50%	FL	Jacksonville	77	38	100.0%		—	54	Publix	$22.06
Sheridan Plaza			FL	Miami-Fort Lauderdale-Miami Beach	506	506	98.7%		—	66	Publix, Kohl's, LA Fitness	$17.99
Shoppes @ 104			FL	Miami-Fort Lauderdale-Miami Beach	108	108	98.7%		—	46	Winn-Dixie	$17.20
Shoppes at Bartram Park	O	50%	FL	Jacksonville	130	65	100.0%		97	45	Publix, (Kohl's)	$19.38
Shoppes at Lago Mar			FL	Miami-Fort Lauderdale-Miami Beach	83	83	98.7%		—	42	Publix	$14.57
Shoppes at Sunlake Centre			FL	Tampa-St. Petersburg-Clearwater	98	98	94.8%		—	46	Publix	$20.19
Shoppes of Jonathan's Landing			FL	Miami-Fort Lauderdale-Miami Beach	27	27	100.0%		54	54	(Publix)	$23.54
Shoppes of Oakbrook			FL	Miami-Fort Lauderdale-Miami Beach	200	200	99.3%		—	44	Publix, Stein Mart	$16.14
Shoppes of Silver Lakes			FL	Miami-Fort Lauderdale-Miami Beach	127	127	96.6%		—	48	Publix	$18.22
Shoppes of Sunset			FL	Miami-Fort Lauderdale-Miami Beach	22	22	70.6%		—	—	—	$23.01
Shoppes of Sunset II			FL	Miami-Fort Lauderdale-Miami Beach	28	28	65.7%		—	—	—	$21.40
Shops at John's Creek			FL	Jacksonville	15	15	100.0%		—	—	—	$20.78
Shops at Skylake			FL	Miami-Fort Lauderdale-Miami Beach	287	287	99.0%		—	51	Publix, LA Fitness	$21.60

41

Portfolio Summary Report By State
March 31, 2017
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
South Beach Regional			FL	Jacksonville	308	308	98.1%		—	13	Trader Joe's, Home Depot, Steain Mart	$14.51
South Point			FL	Sebastian-Vero Beach	65	65	91.9%		—	45	Publix	$16.43
Starke			FL	Other	13	13	100.0%		—	—	—	$25.56
Summerlin Square			FL	Tampa-St. Petersburg-Clearwater	11	11	50.2%		—	—	—	$21.73
Suncoast Crossing			FL	Tampa-St. Petersburg-Clearwater	118	118	93.2%		143	—	Kohl's, (Target)	$6.27
Tamarac Town Square			FL	Miami-Fort Lauderdale-Miami Beach	125	125	89.4%		—	38	Publix	$12.29
The Grove	NYC	30%	FL	Orlando	152	46	100.0%		—	52	Publix, LA Fitness	$20.27
The Plaza at St. Lucie West			FL	Port St. Lucie	27	27	100.0%		—	—	—	$22.08
Town and Country			FL	Orlando	75	75	97.9%		—	—	Ross Dress for Less	$9.68
Town Square			FL	Tampa-St. Petersburg-Clearwater	44	44	100.0%		—	—	—	$29.84
Treasure Coast Plaza			FL	Sebastian-Vero Beach	134	134	92.9%		—	59	Publix	$14.36
Unigold Shopping Center			FL	Orlando	114	114	93.3%		—	53	Winn-Dixie	$12.56
University Commons			FL	Miami-Fort Lauderdale-Miami Beach	180	180	100.0%		—	51	Whole Foods, Nordstrom Rack	$31.24
Veranda Shoppes	NYC	30%	FL	Miami-Fort Lauderdale-Miami Beach	45	13	94.1%		—	29	Publix	$25.82
Village Center			FL	Tampa-St. Petersburg-Clearwater	187	187	99.9%		—	36	Publix	$19.27
Waterstone Plaza			FL	Miami-Fort Lauderdale-Miami Beach	61	61	100.0%		—	46	Publix	$15.96
Welleby Plaza			FL	Miami-Fort Lauderdale-Miami Beach	110	110	92.4%		—	47	Publix	$12.68
Wellington Town Square			FL	Miami-Fort Lauderdale-Miami Beach	107	107	94.0%		—	45	Publix	$22.26
West Bird Plaza			FL	Miami-Fort Lauderdale-Miami Beach	100	100	100.0%		—	38	Publix	$16.98
West Lake Shopping Center			FL	Miami-Fort Lauderdale-Miami Beach	101	101	96.0%		—	46	Winn-Dixie	$18.18
Westchase			FL	Tampa-St. Petersburg-Clearwater	79	79	98.5%		—	51	Publix	$15.49
Westport Plaza			FL	Miami-Fort Lauderdale-Miami Beach	47	47	96.5%		—	28	Publix	$19.64
Willa Springs	USAA	20%	FL	Orlando	90	18	100.0%		—	44	Publix	$20.01
Young Circle Shopping Center			FL	Miami-Fort Lauderdale-Miami Beach	65	65	95.5%		—	23	Publix	$15.51
			FL		12,481	11,772	94.6%	94.8%	1,285	3,494		$16.97
Ashford Place			GA	Atlanta-Sandy Springs-Marietta	53	53	100.0%		—	—	—	$21.02
Briarcliff La Vista			GA	Atlanta-Sandy Springs-Marietta	39	39	100.0%		—	—	—	$20.24
Briarcliff Village			GA	Atlanta-Sandy Springs-Marietta	190	190	98.4%		—	43	Publix	$16.03
Bridgemill Market			GA	Atlanta-Sandy Springs-Marietta	89	89	91.0%		—	38	Publix	$16.67
Brighten Park (fka Loehmanns Plaza Georgia)			GA	Atlanta-Sandy Springs-Marietta	138	138	97.1%		—	25	The Fresh Market	$24.50
Buckhead Court			GA	Atlanta-Sandy Springs-Marietta	48	48	100.0%		—	—	—	$21.98
Buckhead Station			GA	Atlanta-Sandy Springs-Marietta	234	234	100.0%		—	—	Nordstrom Rack, TJ Maxx, Bed, Bath & Beyond	$23.84
Cambridge Square			GA	Atlanta-Sandy Springs-Marietta	71	71	100.0%		—	41	Kroger	$14.99
Chastain Square			GA	Atlanta-Sandy Springs-Marietta	92	92	97.1%		—	37	Publix	$20.84
Cornerstone Square			GA	Atlanta-Sandy Springs-Marietta	80	80	87.6%		—	18	Aldi	$16.56

42

Portfolio Summary Report By State
March 31, 2017
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Delk Spectrum			GA	Atlanta-Sandy Springs-Marietta	99	99	93.8%		—	45	Publix	$14.90
Dunwoody Hall	USAA	20%	GA	Atlanta-Sandy Springs-Marietta	86	17	98.5%		—	44	Publix	$17.64
Dunwoody Village			GA	Atlanta-Sandy Springs-Marietta	121	121	92.8%		—	18	The Fresh Market	$18.77
Howell Mill Village			GA	Atlanta-Sandy Springs-Marietta	92	92	100.0%		—	31	Publix	$21.74
McAlpin Square			GA	Savannah	174	174	96.7%		—	44	Kroger	$9.29
Paces Ferry Plaza			GA	Atlanta-Sandy Springs-Marietta	95	95	72.8%		—	—	—	$33.67
Piedmont Peachtree Crossing			GA	Atlanta-Sandy Springs-Marietta	152	152	97.5%		—	56	Kroger	$20.34
Powers Ferry Square			GA	Atlanta-Sandy Springs-Marietta	101	101	74.3%		—	—	—	$33.02
Powers Ferry Village			GA	Atlanta-Sandy Springs-Marietta	79	79	100.0%		—	48	Publix	$13.58
Russell Ridge			GA	Atlanta-Sandy Springs-Marietta	101	101	98.6%		—	63	Kroger	$12.85
Sandy Springs			GA	Atlanta-Sandy Springs-Marietta	116	116	88.6%		—	12	Trader Joe's	$21.95
The Shops at Hampton Oaks			GA	Atlanta-Sandy Springs-Marietta	21	21	48.6%		—	—	—	$11.55
Williamsburg at Dunwoody			GA	Atlanta-Sandy Springs-Marietta	45	45	72.4%		—	—	—	$24.59
			GA		2,317	2,248	93.7%	93.7%	—	564		$19.45
Civic Center Plaza	GRI	40%	IL	Chicago-Naperville-Joliet	265	106	97.7%		—	87	Super H Mart, Home Depot	$11.22
Clybourn Commons			IL	Chicago-Naperville-Joliet	32	32	100.0%		—	—	—	$36.95
Glen Oak Plaza			IL	Chicago-Naperville-Joliet	63	63	95.2%		—	12	Trader Joe's	$23.59
Hinsdale			IL	Chicago-Naperville-Joliet	179	179	97.8%		—	57	Whole Foods	$15.11
Riverside Sq & River's Edge	GRI	40%	IL	Chicago-Naperville-Joliet	169	68	91.1%		—	74	Mariano's Fresh Market	$16.05
Roscoe Square	GRI	40%	IL	Chicago-Naperville-Joliet	140	56	100.0%		—	51	Mariano's Fresh Market	$20.51
Stonebrook Plaza Shopping Center	GRI	40%	IL	Chicago-Naperville-Joliet	96	38	90.8%		—	63	Jewel-Osco	$11.89
Westchester Commons (fka Westbrook Commons)			IL	Chicago-Naperville-Joliet	139	139	97.6%		—	51	Mariano's Fresh Market	$17.86
Willow Festival			IL	Chicago-Naperville-Joliet	404	404	100.0%		—	60	Whole Foods, Lowe's	$17.00
			IL		1,487	1,085	97.9%	97.9%	—	456		$17.18
Shops on Main	M	92%	IN	Chicago-Naperville-Joliet	254	254	97.9%		—	40	Whole Foods, Gordmans	$15.12
Willow Lake Shopping Center	GRI	40%	IN	Indianapolis	86	34	100.0%		64	64	(Kroger)	$16.88
Willow Lake West Shopping Center	GRI	40%	IN	Indianapolis	53	21	100.0%		—	12	Trader Joe's	$25.18
			IN		393	310	98.3%	98.3%	64	116		$16.01
Ambassador Row			LA	Lafayette	195	195	93.5%		—	—	—	$11.90
Ambassador Row Courtyards			LA	Lafayette	150	150	68.0%		—	—	—	$11.00
Bluebonnet Village			LA	Baton Rouge	102	102	95.8%		—	33	Matherne's Supermarket	$12.94
Elmwood Oaks Shopping Center			LA	New Orleans-Metarie	136	136	100.0%		—	—	Academy Sports	$10.19
Siegen Village			LA	Baton Rouge	170	170	98.4%		—	—	—	$10.95
			LA		753	753	91.0%	91.0%				$11.34

43

Portfolio Summary Report By State
March 31, 2017
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Fellsway Plaza	M	75%	MA	Boston-Cambridge-Quincy	155	155	100.0%		—	61	Stop & Shop	$23.10
Northborough Crossing	NYC	30%	MA	Boston-Cambridge-Quincy	646	194	95.7%		—	139	Wegmans, BJ's Wholesale Club, Kohl's, Toys 'R Us, Dick's Sporting Goods	$14.04
Old Connecticut Path	NYC	30%	MA	Boston-Cambridge-Quincy	80	24	100.0%		—	66	Stop & Shop	$21.17
Shaw's at Plymouth			MA	Boston-Cambridge-Quincy	60	60	100.0%		—	60	Shaw's	$17.58
Shops at Saugus			MA	Boston-Cambridge-Quincy	87	87	100.0%		—	11	Trader Joe's	$28.56
Star's at Cambridge			MA	Boston-Cambridge-Quincy	66	66	100.0%		—	66	Star Market	$37.44
Star's at Quincy			MA	Boston-Cambridge-Quincy	101	101	100.0%		—	101	Star Market	$21.48
Star's at West Roxbury			MA	Boston-Cambridge-Quincy	76	76	100.0%		—	55	Star Market	$24.68
The Collection at Harvard Square			MA	Boston-Cambridge-Quincy	41	41	87.9%		—	—	—	$60.60
Twin City Plaza			MA	Boston-Cambridge-Quincy	274	274	95.3%		—	63	Shaw's, Marshall's	$18.17
Whole Foods at Swampscott			MA	Boston-Cambridge-Quincy	36	36	100.0%		—	36	Whole Foods	$24.95
			MA		1,621	1,113	97.7%	97.7%	—	657		$22.62
Burnt Mills	C	20%	MD	Washington-Arlington-Alexandria	31	6	100.0%		—	9	Trader Joe's	$38.39
Cloppers Mill Village	GRI	40%	MD	Washington-Arlington-Alexandria	137	55	93.9%		—	70	Shoppers Food Warehouse	$17.53
Festival at Woodholme	GRI	40%	MD	Baltimore-Towson	81	32	95.4%		—	10	Trader Joe's	$38.13
Firstfield Shopping Center	GRI	40%	MD	Washington-Arlington-Alexandria	22	9	95.5%		—	—	—	$38.18
King Farm Village Center	RC	25%	MD	Washington-Arlington-Alexandria	118	30	96.1%		—	54	Safeway	$26.21
Parkville Shopping Center	GRI	40%	MD	Baltimore-Towson	163	65	85.2%		—	41	Giant Food	$17.35
Southside Marketplace	GRI	40%	MD	Baltimore-Towson	125	50	96.0%		—	44	Shoppers Food Warehouse	$19.99
Takoma Park	GRI	40%	MD	Washington-Arlington-Alexandria	104	42	100.0%		—	64	Shoppers Food Warehouse	$13.31
Valley Centre	GRI	40%	MD	Baltimore-Towson	220	88	97.0%		—	18	Aldi, TJ Maxx	$16.12
Village at Lee Airpark			MD	Baltimore-Towson	117	117	97.9%		75	63	Giant Food, (Sunrise)	$28.20
Watkins Park Plaza	GRI	40%	MD	Washington-Arlington-Alexandria	111	45	100.0%		—	—	LA Fitness	$25.50
Westwood - Manor Care			MD	Washington-Arlington-Alexandria	41	41	—%		—	—	—	$—
Westwood Shopping Center			MD	Washington-Arlington-Alexandria	226	226	92.0%		—	55	Giant Food	$29.28
Westwood Towers			MD	Washington-Arlington-Alexandria	211	211	100.0%		—	—	Housing Opportunities	$9.65
Woodmoor Shopping Center	GRI	40%	MD	Washington-Arlington-Alexandria	69	28	98.1%		—	—	—	$29.78
			MD		1,777	1,044	92.1%	94.7%	75	428		$21.35
Fenton Marketplace			MI	Flint	97	97	97.1%		—	—	Family Farm & Home	$7.88
			MI		97	97	97.1%	97.1%	—	—		$7.88
Apple Valley Square	RC	25%	MN	Minneapolis-St. Paul-Bloomington	185	46	99.0%		87	62	Rainbow Foods, Jo-Ann Fabrics, (Burlington Coat Factory)	$12.63
Calhoun Commons	RC	25%	MN	Minneapolis-St. Paul-Bloomington	66	17	100.0%		—	50	Whole Foods	$24.34
Colonial Square	GRI	40%	MN	Minneapolis-St. Paul-Bloomington	93	37	94.8%		—	44	Lund's	$22.26
Rockford Road Plaza	GRI	40%	MN	Minneapolis-St. Paul-Bloomington	204	82	100.0%		—	—	Kohl's	$12.59
Rockridge Center	C	20%	MN	Minneapolis-St. Paul-Bloomington	125	25	96.0%		—	89	Cub Foods	$13.19

44

Portfolio Summary Report By State
March 31, 2017
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
			MN		674	207	98.4%	98.4%	87	245		$15.31
Brentwood Plaza			MO	St. Louis	60	60	100.0%		—	52	Schnucks	$10.50
Bridgeton			MO	St. Louis	71	71	100.0%		130	63	Schnucks, (Home Depot)	$12.07
Dardenne Crossing			MO	St. Louis	67	67	100.0%		—	63	Schnucks	$10.85
Kirkwood Commons			MO	St. Louis	210	210	100.0%		258	—	Wal-Mart, (Target), (Lowe's)	$10.05
			MO		408	408	100.0%	100.0%	388	179		$10.60
Cameron Village	C	30%	NC	Raleigh-Cary	558	167	91.9%		—	87	Harris Teeter, The Fresh Market	$21.89
Carmel Commons			NC	Charlotte-Gastonia-Concord	133	133	99.2%		—	14	The Fresh Market	$19.75
Cochran Commons	C	20%	NC	Charlotte-Gastonia-Concord	66	13	98.2%		—	42	Harris Teeter	$16.33
Colonnade Center			NC	Raleigh-Cary	58	58	100.0%		—	40	Whole Foods	$27.19
Glenwood Village			NC	Raleigh-Cary	43	43	100.0%		—	28	Harris Teeter	$15.43
Harris Crossing			NC	Raleigh-Cary	65	65	92.9%		—	53	Harris Teeter	$8.54
Holly Park	M	99%	NC	Raleigh-Cary	160	160	92.5%		—	12	Trader Joe's	$14.92
Lake Pine Plaza			NC	Raleigh-Cary	88	88	100.0%		—	58	Kroger	$12.42
Maynard Crossing	USAA	20%	NC	Raleigh-Cary	123	25	95.6%		—	56	Kroger	$14.72
Phillips Place	O	50%	NC	Charlotte-Gastonia-Concord	133	67	94.6%		—	—	Dean & Deluca	$33.15
Providence Commons	RC	25%	NC	Charlotte-Gastonia-Concord	74	19	100.0%		—	50	Harris Teeter	$18.22
Shops at Erwin Mill (fka Erwin Square)	M	55%	NC	Durham-Chapel Hill	87	87	100.0%		—	53	Harris Teeter	$17.43
Shoppes of Kildaire	GRI	40%	NC	Raleigh-Cary	145	58	98.6%		—	19	Trader Joe's	$18.18
Southpoint Crossing			NC	Durham-Chapel Hill	103	103	95.3%		—	59	Kroger	$15.65
Sutton Square	C	20%	NC	Raleigh-Cary	101	20	98.7%		—	24	The Fresh Market	$18.74
Village Plaza	C	20%	NC	Durham-Chapel Hill	75	15	98.8%		—	42	Whole Foods	$16.56
Willow Oaks			NC	Charlotte-Gastonia-Concord	69	69	94.9%		—	49	Publix	$16.80
Woodcroft Shopping Center			NC	Durham-Chapel Hill	90	90	97.1%		—	41	Food Lion	$13.61
			NC		2,170	1,278	96.2%	96.2%	—	727		$17.93
Chimney Rock			NJ	New York-Northern New Jersey-Long Island	218	218	79.0%		—	50	Whole Foods, Nordstrom Rack	$32.07
Haddon Commons	GRI	40%	NJ	Philadelphia-Camden-Wilmington	54	22	100.0%		—	34	Acme Markets	$13.67
Plaza Square	GRI	40%	NJ	New York-Northern New Jersey-Long Island	104	42	100.0%		—	60	Shop Rite	$22.51
Riverfront Plaza	NYC	30%	NJ	New York-Northern New Jersey-Long Island	129	39	97.4%		—	70	ShopRite	$24.04
			NJ		505	320	85.4%	99.0%	—	130		$28.05
101 7th Avenue			NY	New York-Northern New Jersey-Long Island	57	57	100.0%			—	Barney's New York	$79.13
1175 Third Avenue			NY	New York-Northern New Jersey-Long Island	25	25	100.0%			25	The Food Emporium	$106.86

45

Portfolio Summary Report By State
March 31, 2017
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
1225-1239 Second Ave			NY	New York-Northern New Jersey-Long Island	18	18	100.0%			—	—	$114.72
90 - 30 Metropolitan Avenue			NY	New York-Northern New Jersey-Long Island	60	60	100.0%			11	Trader Joe's	$30.09
Broadway Plaza			NY	New York-Northern New Jersey-Long Island	147	147	89.0%			18	Aldi	$37.17
Clocktower Plaza Shopping Ctr			NY	New York-Northern New Jersey-Long Island	79	79	93.6%			63	Stop & Shop	$47.69
Gallery At Westbury Plaza			NY	New York-Northern New Jersey-Long Island	312	312	99.5%			13	Trader Joe's, Nordstrom Rack	$46.02
Garden City Park			NY	New York-Northern New Jersey-Long Island	105	105	98.1%			52	King Kullen	$19.86
Lake Grove Commons	GRI	40%	NY	New York-Northern New Jersey-Long Island	141	57	100.0%			48	Whole Foods, LA Fitness	$32.78
Westbury Plaza			NY	New York-Northern New Jersey-Long Island	394	394	100.0%			110	Wal-Mart, Costco, Marshalls, Total Wine and More	$24.16
			NY		1,339	1,254	98.0%	98.0%	—	339		$38.44
Cherry Grove			OH	Cincinnati-Middletown	196	196	92.3%		—	66	Kroger	$12.00
East Pointe			OH	Columbus	107	107	98.7%		—	59	Kroger	$9.84
Hyde Park			OH	Cincinnati-Middletown	397	397	99.7%		—	169	Kroger, Remke Markets	$15.73
Kroger New Albany Center	M	50%	OH	Columbus	93	93	100.0%		—	65	Kroger	$12.01
Maxtown Road (Northgate)			OH	Columbus	105	105	100.0%		90	62	Kroger, (Home Depot)	$8.43
Red Bank Village			OH	Cincinnati-Middletown	164	164	100.0%		—	—	Wal-Mart	$6.55
Regency Commons			OH	Cincinnati-Middletown	34	34	100.0%		—	—	—	$24.05
Westchester Plaza			OH	Cincinnati-Middletown	88	88	95.9%		—	67	Kroger	$9.48
			OH		1,184	1,184	98.2%	98.2%	90	489		$12.11
Corvallis Market Center			OR	Corvallis	85	85	100.0%		—	12	Trader Joe's	$20.15
Greenway Town Center	GRI	40%	OR	Portland-Vancouver-Beaverton	93	37	94.7%		—	38	Whole Foods	$13.68
Murrayhill Marketplace			OR	Portland-Vancouver-Beaverton	150	150	84.3%		—	41	Safeway	$16.73
Northgate Marketplace			OR	Medford	81	81	100.0%		—	13	Trader Joe's	$21.68
Northgate Marketplace Ph II			OR	Medford	177	177	90.9%		—	—	Dick's Sporting Goods	$14.68
Sherwood Crossroads			OR	Portland-Vancouver-Beaverton	88	88	95.5%		—	55	Safeway	$11.07
Tanasbourne Market			OR	Portland-Vancouver-Beaverton	71	71	100.0%		—	57	Whole Foods	$27.53
Walker Center			OR	Portland-Vancouver-Beaverton	90	90	92.4%		—	—	Bed, Bath & Beyond	$20.41
			OR		835	779	93.3%	94.0%	—	215		$17.90
Allen Street Shopping Center	GRI	40%	PA	Allentown-Bethlehem-Easton	46	18	100.0%		—	22	Ahart's Market	$14.52
City Avenue Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	162	65	89.7%		—	—	Ross Dress for Less	$19.47
Gateway Shopping Center			PA	Philadelphia-Camden-Wilmington	221	221	92.4%		—	11	Trader Joe's	$29.70

46

Portfolio Summary Report By State
March 31, 2017
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Hershey			PA	Harrisburg-Carlisle	6	6	100.0%		—	—	—	$28.00
Lower Nazareth Commons			PA	Allentown-Bethlehem-Easton	90	90	96.0%		244	111	(Wegmans), (Target)	$24.59
Mercer Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	91	37	100.0%		—	51	Weis Markets	$23.15
Newtown Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	143	57	85.3%		—	56	Acme Markets	$18.01
Stefko Boulevard Shopping Center	GRI	40%	PA	Allentown-Bethlehem-Easton	134	54	94.0%		—	73	Valley Farm Market	$7.91
Warwick Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	90	36	95.1%		—	51	Giant Food	$20.80
			PA		983	584	93.1%	93.1%	244	375		$23.26
Merchants Village	GRI	40%	SC	Charleston-North Charleston	80	32	100.0%		—	38	Publix	$15.76
			SC		80	32	100.0%	100.0%	—	38		$15.76
Harpeth Village Fieldstone			TN	Nashville-Davidson--Murfreesboro	70	70	100.0%		—	55	Publix	$14.68
Northlake Village			TN	Nashville-Davidson--Murfreesboro	138	138	91.5%		—	75	Kroger	$13.27
Peartree Village			TN	Nashville-Davidson--Murfreesboro	110	110	100.0%		—	61	Harris Teeter	$18.32
			TN		317	317	96.3%	96.3%	—	191		$15.38
Alden Bridge	USAA	20%	TX	Houston-Baytown-Sugar Land	139	28	100.0%		—	68	Kroger	$19.73
Bethany Park Place	USAA	20%	TX	Dallas-Fort Worth-Arlington	99	20	100.0%		—	83	Kroger	$11.64
CityLine Market			TX	Dallas-Fort Worth-Arlington	81	81	100.0%		—	40	Whole Foods	$26.81
CityLine Market Phase II			TX	Dallas-Fort Worth-Arlington	22	22	100.0%		—	—	—	$25.88
Cochran's Crossing			TX	Houston-Baytown-Sugar Land	138	138	96.5%		—	63	Kroger	$18.06
Hancock			TX	Austin-Round Rock	410	410	98.0%		—	90	H.E.B., Sears	$14.86
Hickory Creek Plaza			TX	Dallas-Fort Worth-Arlington	28	28	100.0%		81	81	(Kroger)	$25.51
Hillcrest Village			TX	Dallas-Fort Worth-Arlington	15	15	100.0%		—	—	—	$46.12
Indian Springs Center			TX	Houston-Baytown-Sugar Land	137	137	100.0%		—	79	H.E.B.	$23.81
Keller Town Center			TX	Dallas-Fort Worth-Arlington	120	120	96.9%		—	64	Tom Thumb	$15.33
Lebanon/Legacy Center			TX	Dallas-Fort Worth-Arlington	56	56	97.3%		63	63	(Wal-Mart)	$23.94
Market at Preston Forest			TX	Dallas-Fort Worth-Arlington	96	96	100.0%		—	64	Tom Thumb	$20.36
Market at Round Rock			TX	Austin-Round Rock	123	123	100.0%		—	30	Sprout's Markets	$17.83
Market at Springwoods Village	M	53%	TX	Houston-Baytown-Sugar Land	167	167	82.3%		—	100	Kroger	$11.32
Mockingbird Common			TX	Dallas-Fort Worth-Arlington	120	120	97.9%		—	49	Tom Thumb	$17.17
North Hills			TX	Austin-Round Rock	144	144	97.8%		—	60	H.E.B.	$22.04
Panther Creek			TX	Houston-Baytown-Sugar Land	166	166	89.6%		—	66	Randall's Food	$19.79
Prestonbrook			TX	Dallas-Fort Worth-Arlington	92	92	100.0%		—	64	Kroger	$14.07
Preston Oaks			TX	Dallas-Fort Worth-Arlington	104	104	99.5%		—	30	H.E.B. Central Market	$30.63
Shiloh Springs	USAA	20%	TX	Dallas-Fort Worth-Arlington	110	22	91.1%		—	61	Kroger	$14.17
Shops at Mira Vista			TX	Austin-Round Rock	68	68	100.0%		—	15	Trader Joe's	$21.69
Southpark at Cinco Ranch			TX	Houston-Baytown-Sugar Land	265	265	100.0%		—	101	Kroger, Academy Sports	$13.25

47

Portfolio Summary Report By State
March 31, 2017
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Sterling Ridge			TX	Houston-Baytown-Sugar Land	129	129	100.0%		—	63	Kroger	$20.46
Sweetwater Plaza	C	20%	TX	Houston-Baytown-Sugar Land	134	27	97.5%		—	65	Kroger	$16.99
Tech Ridge Center			TX	Austin-Round Rock	185	185	97.4%		—	84	H.E.B.	$23.10
The Village at Riverstone			TX	Houston-Baytown-Sugar Land	165	165	72.3%		—	100	Kroger	$9.97
Weslayan Plaza East	GRI	40%	TX	Houston-Baytown-Sugar Land	168	67	100.0%		—	—	Berings	$19.76
Weslayan Plaza West	GRI	40%	TX	Houston-Baytown-Sugar Land	186	74	98.9%		—	52	Randall's Food	$19.21
Westwood Village			TX	Houston-Baytown-Sugar Land	184	184	96.7%		127	—	(Target)	$18.46
Woodway Collection	GRI	40%	TX	Houston-Baytown-Sugar Land	97	39	97.2%		—	45	Whole Foods	$27.54
			TX		3,947	3,291	96.0%	98.1%	271	1,682		$18.59
Ashburn Farm Market Center			VA	Washington-Arlington-Alexandria	92	92	100.0%		—	49	Giant Food	$25.86
Ashburn Farm Village Center	GRI	40%	VA	Washington-Arlington-Alexandria	89	36	97.3%		—	57	Shoppers Food Warehouse	$13.99
Belmont Chase			VA	Washington-Arlington-Alexandria	91	91	100.0%		—	40	Whole Foods	$30.34
Braemar Shopping Center	RC	25%	VA	Washington-Arlington-Alexandria	96	24	97.9%		—	58	Safeway	$21.63
Centre Ridge Marketplace	GRI	40%	VA	Washington-Arlington-Alexandria	104	42	92.1%		—	55	Shoppers Food Warehouse	$18.76
Culpeper Colonnade			VA	Culpeper	171	171	98.8%		127	70	Martin's, Dick's Sporting Goods, (Target)	$15.13
Fairfax Shopping Center			VA	Washington-Arlington-Alexandria	68	68	58.2%		—	—	—	$6.79
Festival at Manchester Lakes	GRI	40%	VA	Washington-Arlington-Alexandria	169	67	98.6%		—	65	Shoppers Food Warehouse	$26.55
Fox Mill Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	103	41	100.0%		—	50	Giant Food	$23.43
Gayton Crossing	GRI	40%	VA	Richmond	158	63	62.3%		55	38	Martin's, (Kroger)	$17.38
Greenbriar Town Center	GRI	40%	VA	Washington-Arlington-Alexandria	340	136	97.3%		—	62	Giant Food	$24.62
Hanover Village Shopping Center	GRI	40%	VA	Richmond	90	36	98.4%		—	18	Aldi	$9.02
Hollymead Town Center	C	20%	VA	Charlottesville	154	31	93.8%		143	61	Harris Teeter, (Target)	$22.78
Kamp Washington Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	72	29	83.6%		—	20	Earth Fare	$38.52
Kings Park Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	93	37	100.0%		—	28	Giant Food	$28.14
Lorton Station Marketplace	C	20%	VA	Washington-Arlington-Alexandria	132	26	90.5%		—	63	Shoppers Food Warehouse	$23.15
Market Common Clarendon			VA	Washington-Arlington-Alexandria	393	393	70.3%		—	34	Whole Foods, Crate & Barrel	$32.06
Saratoga Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	113	45	96.5%		—	56	Giant Food	$19.37
Shops at County Center			VA	Washington-Arlington-Alexandria	97	97	91.6%		—	52	Harris Teeter	$20.23
Shops at Stonewall			VA	Washington-Arlington-Alexandria	321	321	99.1%		—	140	Wegmans, Dick's Sporting Goods	$17.18
The Field at Commonwealth			VA	Washington-Arlington-Alexandria	187	187	77.1%		—	140	Wegmans	$12.37
Town Center at Sterling Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	187	75	91.1%		—	47	Giant Food	$19.66
Village Center at Dulles	C	20%	VA	Washington-Arlington-Alexandria	298	60	93.3%		—	48	Shoppers Food Warehouse, Gold's Gym	$25.93
Village Shopping Center	GRI	40%	VA	Richmond	111	44	98.0%		—	45	Martin's	$23.08
Willston Centre I	GRI	40%	VA	Washington-Arlington-Alexandria	105	42	99.1%		—	—	—	$24.49
Willston Centre II	GRI	40%	VA	Washington-Arlington-Alexandria	136	54	96.1%		141	59	Safeway, (Target)	$25.53

48

Portfolio Summary Report By State
March 31, 2017
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
			VA		3,970	2,309	88.8%	89.8%	465	1,355		$21.79
Aurora Marketplace	GRI	40%	WA	Seattle-Tacoma-Bellevue	107	43	92.3%		—	49	Safeway	$16.10
Broadway Market	C	20%	WA	Seattle-Tacoma-Bellevue	140	28	96.0%		—	64	Quality Food Centers	$25.41
Cascade Plaza	C	20%	WA	Seattle-Tacoma-Bellevue	215	43	92.6%		—	49	Safeway	$11.73
Eastgate Plaza	GRI	40%	WA	Seattle-Tacoma-Bellevue	78	31	100.0%		—	29	Albertsons	$24.31
Grand Ridge			WA	Seattle-Tacoma-Bellevue	326	326	100.0%		—	45	Safeway, Regal Cinemas	$22.86
Inglewood Plaza			WA	Seattle-Tacoma-Bellevue	17	17	100.0%		—	—	—	$37.59
Klahanie Shopping Center			WA	Seattle-Tacoma-Bellevue	67	67	93.3%		40	40	(QFC)	$30.64
Overlake Fashion Plaza	GRI	40%	WA	Seattle-Tacoma-Bellevue	81	32	100.0%		230	—	(Sears)	$24.96
Pine Lake Village			WA	Seattle-Tacoma-Bellevue	103	103	97.2%		—	41	Quality Food Centers	$22.87
Sammamish-Highlands			WA	Seattle-Tacoma-Bellevue	101	101	98.6%		55	67	(Safeway)	$30.98
Southcenter			WA	Seattle-Tacoma-Bellevue	58	58	100.0%		112	—	(Target)	$28.85
			WA		1,293	849	98.1%	98.1%	437	383		$24.50

Regency Centers Total					54,038	44,075	95.3%	95.8%	4,963	16,114		$20.39

(1) Major Tenants are the grocery anchor and any tenant over 35,000 square feet. Retailers in parenthesis are a shadow anchor and not a part of the owned property.

Note: In-process developments are bolded and italicized.

C:	Co-investment Partnership with Oregon
GRI:	Co-investment Partnership with GRI
O:	Other, single property co-investment Partnerships
RC:	Co-investment Partnership with CalSTRS
USAA:	Co-investment Partnership with USAA
M:	Co-investment Partnership with Minority Partner

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Earnings and Valuation Guidance
March 31, 2017
(in thousands, except per share data)

	2016A	2017E

Net Income / Share		$0.67 - $0.77
Core FFO / Share		$3.00 - $3.10
NAREIT FFO / Share		$3.60 - $3.68

Same Property
Same property percent leased at period end (pro-rata)	96.2%	+/- 96.0%
Same property NOI growth without termination fees (pro-rata)	3.5%	3.2% - 4.0%

New Investments
Development and Redevelopment starts (pro-rata)	$218,247	$175,000 - $275,000
Estimated yield (weighted average)	7.6%	6.75% - 7.75%
Acquisitions (pro-rata)	$352,288	$0 - $80,000
Cap rate (weighted average)	4.2%	+/- 5.0%

Disposition Activity
Dispositions for development funding (pro-rata)	$168,446	$100,000 - $200,000
Cap rate (weighted average)	6.6%	6.25% - 7.25%

Other
Net interest expense (pro-rata)	$114,797	$153,500 - $155,500
Net G&A expense (pro-rata)	$63,750	$65,000 - $68,000
Recurring third party fees & commissions	$24,248	$25,250 - $26,250

Net Asset Valuation Guidance:		1Q17A
Estimated market value of undeveloped land(1)
Land held for sale or future development		$91,850
Outparcels at retail operating properties		21,578
Total		$113,428

NOI from Projects in Development (from disclosure on page 24)		$543
Base Rent from leases signed but not yet rent-paying
Retail Operating Properties		$3,379
Development Completions (from disclosure on page 24)		8
Total		$3,386

(1) Not included in Properties in Development on Balance Sheet

Forward-looking statements involve risks, uncertainties and assumptions. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on forms 10K and 10Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

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Earnings and Valuation Guidance (continued)
March 31, 2017
(in thousands, except per share data)

2017 Core FFO Accretion Before the Impact of Incremental Non-Cash Items
		Guidance Range
		Low	High

Non-Cash Items:
2017 Estimated Non-Cash Items - Post-Merger (1)	[A]	$0.27	$0.31
2017 Estimated Non-Cash Items - Pre-Merger (2)
Regency Centers		$0.07	$0.09
Equity One		$0.10	$0.11
Total Pre-Merger Non-Cash Adjustments	[B]	$0.17	$0.20

2017 Core FFO Guidance		$3.60	$3.68

Less: Incremental Post-Merger Non-Cash Adjustments	[A - B]	$0.10	$0.11

2017 Core FFO Excluding Incremental Post-Merger Non-Cash Items		$3.50	$3.57

Less: 2017 Pre-Merger Regency Standalone Core FFO Guidance		$3.44	$3.50

2017 Core FFO Accretion Before the Impact of Incremental Non-Cash Items		$0.06	$0.07
Increase in 2017 Core FFO Guidance Excluding Incremental Non-Cash Items		2%	2%

(1) Includes straight line rents, above / below market rent amortization, and debt mark-to-market.
(2) Original pre-merger estimates of straight line rents and above/below market rent amortization.

Net G&A Guidance Reconciliation
		Guidance
		Midpoint
2017 Pre-Merger Regency Standalone Net G&A Guidance		$65,500
2016 Equity One Full Year Reported Net G&A (3)		$28,000
Combined Net G&A before Merger Synergies		$93,500

Less: Merger Synergies		$27,000

Revised 2017 Combined Net G&A Guidance (pro rata)		$66,500

(3) To reflect Net G&A on a comparable basis, Equity One's 2016 reported gross G&A of $40 million has been adjusted for reallocation of $12 million of property management fees to Net Operating Income as reported by Equity One.

Reconciliation of NAREIT FFO and Core FFO Guidance to Net Income
March 31, 2017
(per diluted share)

NAREIT FFO and Core FFO Guidance:	Full Year 2017
Net income attributable to common stockholders	$0.67	0.77
Depreciation and amortization	2.33	2.33
NAREIT Funds From Operations	$3.00	3.10

Adjustments to reconcile NAREIT FFO to Core FFO:
Acquisition pursuit and closing costs	0.01	0.01
Development pursuit costs	0.01	0.01
Merger related costs	0.50	0.50
Preferred redemption costs	0.08	0.06
Core Funds From Operations	$3.60	3.68

Glossary of Terms
March 31, 2017

Adjusted EBITDA: Earnings before interest, taxes, depreciation and amortization, real estate gains and losses, and development and acquisition pursuit costs, straight line rental income, and above and below market rent amortization.
Core Funds From Operations (Core FFO): An additional performance measure used by Regency as the computation of NAREIT FFO includes certain non-cash and non-comparable items that affect the Company's period-over-period performance. Core FFO excludes from NAREIT FFO, but is not limited to: (i) transaction related gains, income or expense; (ii) impairments on land; (iii) gains or losses from the early extinguishment of debt; and (iv) other non-core amounts as they occur. The Company provides a reconciliation of NAREIT FFO to Core FFO.
Development Completion: A project in development is deemed complete upon the earliest of: (i) 90% of total estimated net development costs have been incurred and percent leased equals or exceeds 95%, or (ii) the project features at least two years of anchor operations, or (iii) three years have passed since the start of construction. Once deemed complete, the property is termed an Retail Operating Property.
Fixed Charge Coverage Ratio: Adjusted EBITDA divided by the sum of the gross interest and scheduled mortgage principal paid to our lenders plus dividends paid to our preferred stockholders.
NAREIT Funds From Operations (NAREIT FFO): NAREIT FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts (“NAREIT”) defines as net income, computed in accordance with GAAP, excluding gains and losses from sales of depreciable property, net of tax, excluding operating real estate impairments, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Regency computes NAREIT FFO for all periods presented in accordance with NAREIT's definition. Many companies use different depreciable lives and methods, and real estate values historically fluctuate with market conditions. Since NAREIT FFO excludes depreciation and amortization and gains and losses from depreciable property dispositions, and impairments, it provides a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition and development activities, and financing costs. This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP. Thus, NAREIT FFO is a supplemental non-GAAP financial measure of the Company's operating performance, which does not represent cash generated from operating activities in accordance with GAAP; and, therefore, should not be considered a substitute measure of cash flows from operations. The Company provides a reconciliation of Net Income (Loss) Attributable to Common Stockholders to NAREIT FFO.
Net Operating Income (NOI): Base rent, percentage rent, and recoveries from tenants and other income, less operating and maintenance, real estate taxes, ground rent, and provision for doubtful accounts from the properties owned by the Company. NOI excludes straight-line rental income and expense, above and below market rent and ground rent amortization and other fees. The Company also provides disclosure of NOI excluding termination fees, which excludes both termination fee income and expenses.
Non-Same Property: A property acquired, sold or a Development Completion during either calendar year period being compared. Non-retail properties and corporate activities, including the captive insurance program, are part of Non-Same Property.
Retail Operating Property: Any retail property not termed a Project In Development. A retail property is any property where the majority of the income is generated from retail uses.

Property In Development: Land or Retail Operating Properties in various stages of development and redevelopment including active pre-development activities.

Same Property: Retail Operating Properties that were owned and operated for the entirety of both calendar year periods being compared. This term excludes all Projects In Development and Non-Same Properties. For purposes of evaluating same property NOI on a comparative basis, and in light of the merger with Equity One on March 1, 2017, we are presenting our same property NOI on a pro forma basis as if the merger had occurred January 1, 2016. This perspective allows us to evaluate same property NOI growth over a comparable period. The pro forma same property NOI is not necessarily indicative of what the actual same property NOI and growth would have been if the merger had occurred as of the earliest period presented, nor does it purport to represent the same property NOI and growth for future periods.

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